================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08850

                                ICAP FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end:   October 31 (effective July 1, 2008, the fiscal year
                           end for the MainStay ICAP Equity Fund, MainStay ICAP
                           International Fund and MainStay ICAP Select Equity
                           Fund changed to October 31. It was previously
                           December 31.)

Date of reporting period:  October 31, 2008

================================================================================

ITEM 1.  REPORTS TO STOCKHOLDERS.

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY ICAP EQUITY FUND

                 MAINSTAY ICAP SELECT EQUITY FUND

                 MAINSTAY ICAP GLOBAL FUND

                 MAINSTAY ICAP INTERNATIONAL FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY ICAP EQUITY FUND

                 MAINSTAY ICAP SELECT EQUITY FUND

                 MAINSTAY ICAP GLOBAL FUND

                 MAINSTAY ICAP INTERNATIONAL FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------





MAINSTAY ICAP EQUITY FUND                   5
---------------------------------------------

MAINSTAY ICAP SELECT EQUITY FUND           21
---------------------------------------------

MAINSTAY ICAP GLOBAL FUND                  35
---------------------------------------------

MAINSTAY ICAP INTERNATIONAL FUND           47
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              63
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            78
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  79
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             81
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        81
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       81
---------------------------------------------

DIRECTORS AND OFFICERS                     82

MAINSTAY ICAP EQUITY FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (37.98%)    (40.95%)     0.90%    2.27%
Excluding sales charges    (34.37)     (37.52)      2.04     2.85




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (37.98%)    (40.96%)     0.89%    2.27%
Excluding sales charges    (34.38)     (37.52)      2.04     2.85




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (35.46%)    (38.56%)     1.27%    2.08%
Excluding sales charges    (34.82)     (38.01)      1.27     2.08




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)

1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN        ONE      FIVE     TEN
TOTAL RETURNS      MONTHS      YEAR     YEARS    YEARS
------------------------------------------------------
                  (34.18%)    (37.29%)   2.34%    3.14%




                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN        ONE      FIVE     TEN
TOTAL RETURNS      MONTHS      YEAR     YEARS    YEARS
------------------------------------------------------
                  (34.24%)    (37.33%)   2.25%    3.04%




                                                            (PERFORMANCE GRAPH)



CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN        ONE      FIVE     TEN
TOTAL RETURNS      MONTHS      YEAR     YEARS    YEARS
------------------------------------------------------
                  (34.38%)    (37.51%)   1.99%    2.78%




                                                            (PERFORMANCE GRAPH)


   individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE FOOTNOTES ON THE PRECEDING PAGE AND ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay ICAP Equity Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN        ONE      FIVE     TEN
TOTAL RETURNS      MONTHS      YEAR     YEARS    YEARS
------------------------------------------------------
                  (34.51%)    (37.66%)   1.74%    2.52%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                       TEN         ONE       FIVE     TEN
                                           MONTHS       YEAR      YEARS    YEARS
--------------------------------------------------------------------------------------
S&P 500(R) Index(4)                       (32.84%)    (36.10%)     0.26%    0.40%
S&P 500/Citigroup Value Index(5)          (33.86)     (38.07)      1.34     1.81
Average Lipper large-cap value fund(6)    (33.71)     (37.28)      0.52     1.70



4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap value fund is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP EQUITY FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $687.30         $5.05          $1,019.20         $6.04
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $687.20         $5.00          $1,019.20         $5.99
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $684.40         $8.17          $1,015.40         $9.78
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $688.50         $3.40          $1,021.10         $4.06
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $688.20         $3.86          $1,020.60         $4.62
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $687.20         $4.88          $1,019.40         $5.84
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $686.40         $5.98          $1,018.00         $7.15
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Investor Class, 1.18% for Class A, 1.93% for Class C, 0.80% for Class I, 0.91% for Class R1, 1.15% for Class R2 and 1.41% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay ICAP Equity Fund

 SECTOR COMPOSITION AS OF OCTOBER 31, 2008



Financials                             21.9%
Health Care                            15.8
Consumer Staples                       13.9
Consumer Discretionary                 11.7
Information Technology                 10.2
Energy                                 10.0
Telecommunication Services              5.3
Industrials                             4.0
Materials                               3.5
Short-Term Investment                   3.6
Cash and Other Assets, Less
  Liabilities                           0.1
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



 1.  JPMorgan Chase & Co.
 2.  Wyeth
 3.  CVS Caremark Corp.
 4.  PepsiCo, Inc.
 5.  ACE, Ltd.
 6.  Johnson & Johnson
 7.  Occidental Petroleum Corp.
 8.  Coca-Cola Co. (The)
 9.  E.I. du Pont de Nemours & Co.
10.  Novartis A.G., ADR






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 10 MONTHS ENDED OCTOBER 31, 2008?(1)


Excluding all sales charges, MainStay ICAP Equity Fund returned -34.37% for Investor Class shares,(2) -34.38% for Class A shares and -34.82% for Class C shares for the 10 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -34.18%, Class R1 shares returned -34.24%, Class R2 shares returned -34.38% and Class R3 shares returned -34.51%. All shares classes underperformed the -33.71% return of the average Lipper(3) large-cap value fund and the -32.84% return of the S&P 500(R) Index(4) for the 10 months ended October 31, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

Favorable stock selection helped the Fund's financial holdings outperform the financials sector of the S&P 500(R) Index. However, poor stock selection in the health care, industrials and consumer staples sectors outweighed this advantage, and the Fund as a whole underperformed the S&P 500(R) Index.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the Fund's strongest contributing sectors included financials, materials and information technology. Unfortunately, none of these sectors provided a positive total return during the reporting period. The sectors that detracted the most from the Fund's performance relative to the Index included health care, industrials and consumer staples.

WHICH INDIVIDUAL STOCKS WERE POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, the stocks that made the strongest positive contributions to performance during the reporting period included those of XTO Energy and financial services companies Wells Fargo and JPMorgan Chase & Co. Major detractors from performance included Class B shares of global entertainment company Viacom, Inc., common stock of health benefits company CIGNA and an ADR of telecommunication-services provider Vodafone Group PLC.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

Johnson & Johnson was added based on our perception that progress in the company's drug pipeline would support solid earnings growth. The Fund also added home-improvement retailer Lowe's on our belief that the company's balance-sheet flexibility and increased market share would leave Lowe's well-positioned for any improvement in the housing market.

During the reporting period, the Fund sold several stocks, including shares of shipping and transportation company Norfolk Southern and health care company Covidien. Both of these stocks had reached our price targets. The Fund also eliminated its position in Morgan Stanley based on our assessment of the company's solvency and liquidity risks.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The Fund may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 40 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Investments in foreign companies, in the form of depository receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Because of its trading strategies, the Fund may experience a portfolio turnover rate of more than 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. During 2008, MainStay ICAP Equity Fund changed the end of its fiscal year from December 31 to October 31. As a result, this report covers the 10-month period from January 1, 2008, through October 31, 2008.
2. Performance for Investor Class shares prior to April 29, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. See footnote on page 7 for more information about Lipper Inc.
4. See footnote on page 7 for more information on the S&P 500(R) Index.


10    MainStay ICAP Equity Fund

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's most significant increases in sector exposure relative to the S&P 500(R) Index included consumer discretionary and financials. Over the same period, the most significant decreases in sector exposure included industrials and energy.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund's most significantly overweight sector positions relative to the S&P 500(R) Index included financials, consumer discretionary and telecommunication services. The most significantly underweight sector positions included industrials and information technology. The Fund had no positions in the utilities sector as of October 31, 2008.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                         SHARES            VALUE
COMMON STOCKS 96.3%+
----------------------------------------------------------------

CONSUMER DISCRETIONARY 11.7%
InterContinental Hotels Group
  PLC, ADR (a)                           396,489   $   3,413,770
Lowe's Cos., Inc.                        959,600      20,823,320
News Corp. Class A                     2,086,666      22,202,126
Omnicom Group, Inc.                      291,000       8,596,140
Target Corp.                             335,096      13,444,052
Viacom, Inc. Class B (b)               1,066,291      21,560,404
                                                   -------------
                                                      90,039,812
                                                   -------------

CONSUMER STAPLES 13.9%
Avon Products, Inc.                      165,050       4,098,192
V  Coca-Cola Co. (The)                   629,750      27,746,785
V  CVS Caremark Corp.                  1,099,250      33,692,012
Molson Coors Brewing Co.
  Class B                                165,000       6,164,400
V  PepsiCo, Inc.                         581,938      33,176,285
Procter & Gamble Co. (The)                40,814       2,634,136
                                                   -------------
                                                     107,511,810
                                                   -------------

ENERGY 10.0%
Baker Hughes, Inc.                       444,500      15,535,275
ExxonMobil Corp.                         146,762      10,877,999
Marathon Oil Corp.                       362,050      10,535,655
V  Occidental Petroleum
  Corp.                                  515,762      28,645,422
Total S.A., Sponsored ADR (a)            213,500      11,836,440
                                                   -------------
                                                      77,430,791
                                                   -------------

FINANCIALS 21.9%
V  ACE, Ltd.                             572,150      32,818,524
Assurant, Inc.                           236,800       6,033,664
Bank of America Corp.                  1,057,600      25,562,192
Bank of New York Mellon Corp.
  (The)                                  781,605      25,480,323
Capital One Financial Corp.              441,195      17,259,549
Host Hotels & Resorts, Inc.              847,507       8,763,222
V  JPMorgan Chase & Co.                  849,716      35,050,785
MetLife, Inc.                            545,550      18,123,171
                                                   -------------
                                                     169,091,430
                                                   -------------

HEALTH CARE 15.8%
CIGNA Corp.                              700,150      11,412,445
Genentech, Inc. (b)                       29,450       2,442,583
V  Johnson & Johnson                     507,050      31,102,447
V  Novartis A.G., ADR (a)                521,600      26,596,384
Schering-Plough Corp.                  1,116,600      16,179,534
V  Wyeth                               1,078,300      34,699,694
                                                   -------------
                                                     122,433,087
                                                   -------------

INDUSTRIALS 4.0%
General Electric Co.                     626,445      12,221,942
Honeywell International,
  Inc.                                   273,668       8,333,191
Masco Corp.                              989,877      10,047,251
                                                   -------------
                                                      30,602,384
                                                   -------------

INFORMATION TECHNOLOGY 10.2%
Cisco Systems, Inc. (b)                1,436,729      25,530,674
Hewlett-Packard Co.                      665,959      25,492,911
Texas Instruments, Inc.                1,165,168      22,790,686
Tyco Electronics, Ltd.                   266,800       5,186,592
                                                   -------------
                                                      79,000,863
                                                   -------------

MATERIALS 3.5%
V  E.I. du Pont de Nemours &
  Co.                                    840,771      26,904,672
                                                   -------------


TELECOMMUNICATION SERVICES 5.3%
AT&T, Inc.                               554,709      14,849,560
Vodafone Group PLC, ADR (a)            1,365,550      26,314,148
                                                   -------------
                                                      41,163,708
                                                   -------------
Total Common Stocks
  (Cost $931,674,091)                                744,178,557
                                                   -------------




                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 3.6%

REPURCHASE AGREEMENT 3.6%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $27,525,593 (Collateralized
  by a Federal National
  Mortgage Association
  Security with a rate of
  4.875% and a maturity date
  of 4/15/09 with a Principal
  Amount of $27,765,000 and a
  Market Value of
  $28,077,079)                       $27,525,364      27,525,364
                                                   -------------
Total Short-Term Investment
  (Cost $27,525,364)                                  27,525,364
                                                   -------------
Total Investments
  (Cost $959,199,455) (c)                   99.9%    771,703,921
Cash and Other Assets,
  Less Liabilities                           0.1         617,936
                                           -----    ------------
Net Assets                                 100.0%  $ 772,321,857
                                           =====    ============







 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At October 31, 2008, cost is $973,722,060
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized
            appreciation            $  31,710,288
     Gross unrealized
            depreciation             (233,728,427)
                                    -------------
     Net unrealized depreciation    $(202,018,139)
                                    =============





The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's assets carried at fair value:

                                    INVESTMENTS IN
 VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices                $744,178,557
Level 2--Other Significant
  Observable Inputs                     27,525,364
Level 3--Significant Unobservable
  Inputs                                        --
                                      ------------
TOTAL                                 $771,703,921
                                      ============



The Fund did not hold other financial instruments as of October 31, 2008.

At October 31, 2008, the Fund did not hold any investments with significant unobservable inputs (Level 3).

See Note 2(A) for additional details.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value

  (identified cost $959,199,455)    $  771,703,921
Receivables:
  Investment securities sold            12,826,115
  Dividends and interest                 1,028,321
  Fund shares sold                       1,024,428
Other assets                                53,899
                                    --------------
     Total assets                      786,636,684
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased       12,804,887
  Fund shares redeemed                     805,495
  Manager (See Note 3)                     294,436
  Transfer agent (See Note 3)              212,429
  Shareholder communication                 79,812
  Professional fees                         69,462
  Custodian                                 17,416
  NYLIFE Distributors (See Note 3)          11,722
  Directors                                  2,760
Accrued expenses                            16,408
                                    --------------
     Total liabilities                  14,314,827
                                    --------------
Net assets                          $  772,321,857
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 175 million shares
  authorized                        $      286,351
Additional paid-in capital           1,040,654,686
                                    --------------
                                     1,040,941,037
Accumulated undistributed net
  investment income                      5,566,977
Accumulated net realized loss on
  investments                          (86,690,623)
Net unrealized depreciation on
  investments                         (187,495,534)
                                    --------------
Net assets                          $  772,321,857
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   10,798,300
                                    ==============
Shares of capital stock
  outstanding                              400,686
                                    ==============
Net asset value per share
  outstanding                       $        26.95
Maximum sales charge (5.50% of
  offering price)                             1.57
                                    --------------
Maximum offering price per share
  outstanding                       $        28.52
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $   21,826,056
                                    ==============
Shares of capital stock
  outstanding                              810,344
                                    ==============
Net asset value per share
  outstanding                       $        26.93
Maximum sales charge (5.50% of
  offering price)                             1.57
                                    --------------
Maximum offering price per share
  outstanding                       $        28.50
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $    4,995,846
                                    ==============
Shares of capital stock
  outstanding                              186,010
                                    ==============
Net asset value and offering price
  per share outstanding             $        26.86
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  732,478,778
                                    ==============
Shares of capital stock
  outstanding                           27,155,644
                                    ==============
Net asset value and offering price
  per share outstanding             $        26.97
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $    1,370,118
                                    ==============
Shares of capital stock
  outstanding                               50,779
                                    ==============
Net asset value and offering price
  per share outstanding             $        26.98
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $      781,178
                                    ==============
Shares of capital stock
  outstanding                               28,992
                                    ==============
Net asset value and offering price
  per share outstanding             $        26.94
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $       71,581
                                    ==============
Shares of capital stock
  outstanding                                2,658
                                    ==============
Net asset value and offering price
  per share outstanding             $        26.93
                                    ==============







14    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2008 THROUGH OCTOBER 31, 2008(A) AND THE YEAR ENDED DECEMBER 31, 2007


                                     2008           2007
INVESTMENT INCOME:
INCOME:
  Dividends (b)             $  21,675,588   $ 25,700,857
  Interest                        292,577        758,689
  Income from securities
     loaned-net                   204,809        156,053
                            -------------   ------------
       Total income            22,172,974     26,615,599
                            -------------   ------------
EXPENSES:
  Manager (See Note 3)          6,842,025      8,760,370
  Transfer agent--Investor
     Class
     (See Note 3)                  36,402             --
  Transfer agent--Class A
     (See Note 3)                  76,005         78,418
  Transfer agent--Class C
     (See Note 3)                  27,468         13,720
  Transfer agent--Classes
     I, R1, R2 and R3 (See
     Note 3)                      868,075        734,423
  Shareholder
     communication                159,819         61,966
  Distribution/Servi-
     ce--Investor Class
     (See Note 3)                  18,374             --
  Distribution/Service---
     Class A
     (See Note 3)                  75,576         76,950
  Service--Class C (See
     Note 3)                       15,462         13,446
  Distribution/Service---
     Class R2
     (See Note 3)                   2,204          2,973
  Distribution/Service---
     Class R3
     (See Note 3)                     314            220
  Professional fees                99,727        201,287
  Registration                     80,943        118,013
  Distribution--Class C
     (See Note 3)                  46,386         40,339
  Directors                        36,993         56,449
  Custodian                        31,474         40,245
  Shareholder
     service--Class R1
     (See Note 3)                   1,134            235
  Shareholder
     service--Class R2
     (See Note 3)                     882          1,189
  Shareholder
     service--Class R3
     (See Note 3)                      63             44
  Miscellaneous                    61,451         66,025
                            -------------   ------------
     Total expenses before
       waiver                   8,480,777     10,266,312
  Expense waiver from
     Manager (See Note 3)      (1,419,195)    (1,327,071)
                            -------------   ------------
       Net expenses             7,061,582      8,939,241
                            -------------   ------------
Net investment income          15,111,392     17,676,358
                            -------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
  on investments              (85,264,394)   130,647,010
Net change in unrealized
  appreciation on
  investments                (323,664,184)   (84,035,614)
                            -------------   ------------
Net realized and
  unrealized gain (loss)
  on Investments             (408,928,578)    46,611,396
                            -------------   ------------
Net increase (decrease) in
  net assets resulting
  from operations           $(393,817,186)  $ 64,287,754
                            =============   ============




(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Dividends recorded net of foreign withholding taxes in the amount of $0 and $188,570, for the period ended October 31, 2008 and the year ended December 31, 2007, respectively.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2008 THROUGH OCTOBER 31, 2008(A) AND
THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006


                                 2008            2007           2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income               $   15,111,392  $   17,676,358  $  12,660,103
 Net realized gain
  (loss) on
  investments             (85,264,394)    130,647,010     78,166,968
 Net change in
  unrealized
  appreciation on
  investments            (323,664,184)    (84,035,614)    75,705,157
                       ---------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations        (393,817,186)     64,287,754    166,532,228
                       ---------------------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class           (117,377)             --             --
    Class A                  (406,104)       (403,116)       (24,349)
    Class C                   (43,154)        (33,547)        (4,781)
    Class I               (13,955,739)    (16,899,113)   (12,653,726)
    Class R1                  (18,147)         (4,949)          (224)
    Class R2                  (12,110)        (15,466)        (4,448)
    Class R3                     (765)           (457)          (155)
                       ---------------------------------------------
                          (14,553,396)    (17,356,648)   (12,687,683)
                       ---------------------------------------------
 From net realized gain on
  investments:
    Class A                        --      (6,015,521)      (480,229)
    Class C                        --        (982,158)      (144,500)
    Class I                        --    (121,956,541)   (77,462,516)
    Class R1                       --        (126,102)        (2,759)
    Class R2                       --        (133,306)       (89,065)
    Class R3                       --          (7,421)        (2,090)
                       ---------------------------------------------
                                   --    (129,221,049)   (78,181,159)
                       ---------------------------------------------
 Total dividends and
  distributions to
  shareholders            (14,553,396)   (146,577,697)   (90,868,842)
                       ---------------------------------------------

Capital share transactions:
 Net proceeds from
  sale
  of shares               332,816,755     299,864,126    244,379,525
 Net asset value of
  shares issued in
  connection with the
  acquisition of
  MainStay All Cap
  Value Fund                       --     167,086,789             --
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions            14,375,945     145,348,406     90,255,916
 Cost of shares
  redeemed               (269,985,518)   (419,015,369)  (217,818,435)
                       ---------------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions          77,207,182     193,283,952    116,817,006
                       ---------------------------------------------
    Net increase
     (decrease) in
     net assets          (331,163,400)    110,994,009    192,480,392

NET ASSETS:
Beginning of period     1,103,485,257     992,491,248    800,010,856
                       ---------------------------------------------
End of period          $  772,321,857  $1,103,485,257  $ 992,491,248
                       =============================================
Accumulated
 undistributed net
 investment income
 at end of period      $    5,566,977  $      352,123  $      32,413
                       =============================================




(a) The Fund changed its fiscal year end from December 31 to October 31.



16    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                      CLASS A
                            --------------    -------------------------------------------
                               APRIL 29,       JANUARY 1,                    SEPTEMBER 1,
                                2008**            2008           YEAR           2006**
                                THROUGH         THROUGH          ENDED          THROUGH
                              OCTOBER 31,     OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                            -------------------------------------------------------------
                                2008***         2008***          2007            2006
Net asset value at
  beginning of period           $ 39.51         $ 41.53         $ 45.01         $44.82
                                -------         -------         -------         ------
Net investment income              0.27            0.42            0.66           0.20 (a)
Net realized and
  unrealized gain (loss)
  on investments                 (12.55)         (14.59)           1.88           4.02
                                -------         -------         -------         ------
Total from investment
  operations                     (12.28)         (14.17)           2.54           4.22
                                -------         -------         -------         ------
Less dividends and
  distributions:
  From net investment
     income                       (0.28)          (0.43)          (0.61)         (0.30)
  From net realized gain
     on investments                  --              --           (5.41)         (3.73)
                                -------         -------         -------         ------
Total dividends and
  distributions                   (0.28)          (0.43)          (6.02)         (4.03)
                                -------         -------         -------         ------
Net asset value at end of
  period                        $ 26.95         $ 26.93         $ 41.53         $45.01
                                =======         =======         =======         ======
Total investment return
  (b)(d)                         (31.24%)(c)     (34.38%)(c)       5.78%          9.55%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.54% ++        1.38% ++        1.22%          1.28%++
  Net expenses                     1.19% ++        1.18% ++        1.18%          1.30%++
  Expenses (before
     waiver/reimbursement)         1.61% ++        1.35% ++        1.36%          1.39%++
Portfolio turnover rate             106%            106%             71%            80%
Net assets at end of
  period (in 000's)             $10,798         $21,826         $51,349         $6,798




                                                              CLASS I
                            ---------------------------------------------------------------------------
                             JANUARY 1,
                                2008
                              THROUGH
                            OCTOBER 31,                       YEAR ENDED DECEMBER 31,

                            ---------------------------------------------------------------------------
                              2008***         2007         2006        2005        2004         2003
Net asset value at
  beginning of period         $  41.57     $    45.03    $  41.17    $  44.01    $  44.89    $    32.07
                              --------     ----------    --------    --------    --------    ----------
Net investment income             0.54           0.77        0.63 (a)    0.65        0.72          0.37
Net realized and
  unrealized gain (loss)
  on investments                (14.62)          1.94        7.59        4.17        3.88          8.82
                              --------     ----------    --------    --------    --------    ----------
Total from investment
  operations                    (14.08)          2.71        8.22        4.82        4.60          9.19
                              --------     ----------    --------    --------    --------    ----------
Less dividends and
  distributions:
  From net investment
     income                      (0.52)         (0.76)      (0.63)      (0.64)      (0.72)        (0.37)
  From net realized gain
     on investments                 --          (5.41)      (3.73)      (7.02)      (0.76)           --
                              --------     ----------    --------    --------    --------    ----------
Total dividends and
  distributions                  (0.52)         (6.17)      (4.36)      (7.66)      (1.48)        (0.37)
                              --------     ----------    --------    --------    --------    ----------
Net asset value at end of
  period                      $  26.97     $    41.57    $  45.03    $  41.17    $  44.01    $    40.89
                              ========     ==========    ========    ========    ========    ==========
Total investment return
  (b)(d)                        (34.18%)(c)      6.20%      20.17%      10.91%      11.33%        28.83%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.79% ++       1.63%       1.42%       1.37%       1.63%         1.03%
  Net expenses                    0.80% ++       0.80%       0.80%       0.80%       0.80%         0.80%
  Expenses (before
     waiver/reimbursement)        0.96% ++       0.92%       0.88%       0.88%       0.87%         0.87%
Portfolio turnover rate            106%            71%         80%         86%         74%           97%
Net assets at end of
  period (in 000's)           $732,479     $1,041,210    $982,543    $800,011    $943,964    $1,079,900



**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.





18    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        CLASS C
      -------------------------------------------
       JANUARY 1,                    SEPTEMBER 1,
          2008           YEAR           2006**
        THROUGH          ENDED          THROUGH
      OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

      -------------------------------------------
        2008***          2007            2006
        $ 41.43         $44.96          $44.82
        -------         ------          ------
           0.19           0.34            0.08 (a)
         (14.55)          1.85            4.03
        -------         ------          ------
         (14.36)          2.19            4.11
        -------         ------          ------

          (0.21)         (0.31)          (0.24)
             --          (5.41)          (3.73)
        -------         ------          ------
          (0.21)         (5.72)          (3.97)
        -------         ------          ------
        $ 26.86         $41.43          $44.96
        =======         ======          ======
         (34.82%)(c)      4.99%           9.30%(c)

           0.65% ++       0.49%           0.54%++
           1.94% ++       1.93%           2.05%++
           2.30% ++       2.11%           2.14%++
            106%            71%             80%
        $ 4,996         $8,606          $1,922




                        CLASS R1
      -------------------------------------------
       JANUARY 1,                    SEPTEMBER 1,
          2008           YEAR            2006*
        THROUGH          ENDED          THROUGH
      OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

      -------------------------------------------
        2008***          2007            2006
        $ 41.59         $45.00          $44.82
        -------         ------          ------
           0.52           0.77            0.22 (a)
         (14.64)          1.94            4.03
        -------         ------          ------
         (14.12)          2.71            4.25
        -------         ------          ------

          (0.49)         (0.71)          (0.34)
             --          (5.41)          (3.73)
        -------         ------          ------
          (0.49)         (6.12)          (4.07)
        -------         ------          ------
        $ 26.98         $41.59          $45.00
        =======         ======          ======
         (34.24%)(c)      6.10%           9.67%(c)

           1.66% ++       1.72%           1.38%++
           0.90% ++       0.90%           0.90%++
           1.06% ++       1.02%           0.99%++
            106%            71%             80%
        $ 1,370         $1,097          $   40




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS R2
                           --------------------------------------
                                                        SEPTEMBER
                           JANUARY 1,                      1,
                              2008          YEAR         2006**
                             THROUGH        ENDED        THROUGH
                             OCTOBER      DECEMBER      DECEMBER
                               31,           31,           31,

                           --------------------------------------
                             2008***        2007          2006
Net asset value at
  beginning of period        $ 41.54       $45.02        $44.82
                             -------       ------        ------
Net investment income           0.44         0.63          0.12(a)
Net realized and
  unrealized gain (loss)
  on investments              (14.62)        1.92          4.13
                             -------       ------        ------
Total from investment
  operations                  (14.18)        2.55          4.25
                             -------       ------        ------
Less dividends and
  distributions:
  From net investment
     income                    (0.42)       (0.62)        (0.32)
  From net realized gain
     on investments               --        (5.41)        (3.73)
                             -------       ------        ------
Total dividends and
  distributions                (0.42)       (6.03)        (4.05)
                             -------       ------        ------
Net asset value at end of
  period                     $ 26.94       $41.54        $45.02
                             =======       ======        ======
Total investment return
  (b)(d)                      (34.38%)(c)    5.82%         9.58%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.43% ++     1.29%         0.77%++
  Net expenses                  1.15% ++     1.15%         1.15%++
  Expenses (before
     waiver/reimburse-
     ment)                      1.31% ++     1.27%         1.24%++
Portfolio turnover rate          106%          71%           80%
Net assets at end of
  period (in 000's)          $   781       $1,156        $1,161




                                          Class R3
                           --------------------------------------
                                                        September
                           January 1,                      1,
                              2008          Year         2006**
                             through        ended        through
                             October      December      December
                               31,           31,           31,

                           --------------------------------------
                             2008***        2007          2006
Net asset value at
  beginning of period        $ 41.52       $45.00        $44.82
                             -------       ------        ------
Net investment income           0.38         0.57          0.13 (a)
Net realized and
  unrealized gain (loss)
  on investments              (14.61)        1.86          4.06
                             -------       ------        ------
Total from investment
  operations                  (14.23)        2.43          4.19
                             -------       ------        ------
Less dividends and
distributions:
  From net investment
     income                    (0.36)       (0.50)        (0.28)
  From net realized gain
     on investments               --        (5.41)        (3.73)
                             -------       ------        ------
Total dividends and
  distributions                (0.36)       (5.91)        (4.01)
                             -------       ------        ------
Net asset value at end of
  period                     $ 26.93       $41.52        $45.00
                             =======       ======        ======
Total investment return
  (b)(d)                      (34.51%)(c)    5.55%         9.49%(c)
Ratios (to average net
assets)/Supplemental
Data:
  Net investment income         1.16% ++     0.98%         0.86%++
  Net expenses                  1.40% ++     1.40%         1.40%++
  Expenses (before
     waiver/reimburse-
     ment)                      1.57% ++     1.52%         1.49%++
Portfolio turnover rate          106%          71%           80%
Net assets at end of
  period (in 000's)          $    72       $   67        $   27



**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.






20    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY ICAP SELECT EQUITY FUND

INVESTMENT AND PERFORMANCE COMPARISON(1)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (36.86%)    (40.86%)     2.81%    4.91%
Excluding sales charges    (33.18)     (37.41)      3.97     5.50




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (36.82%)    (40.82%)     2.82%    4.91%
Excluding sales charges    (33.14)     (37.38)      3.99     5.51




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (34.25%)    (38.41%)     3.21%    4.72%
Excluding sales charges    (33.59)     (37.87)      3.21     4.72




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    21

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN         ONE       FIVE     TEN
TOTAL RETURNS      MONTHS       YEAR      YEARS    YEARS
--------------------------------------------------------
                  (32.99%)    (37.18%)     4.27%    5.78%




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN         ONE       FIVE     TEN
TOTAL RETURNS      MONTHS       YEAR      YEARS    YEARS
--------------------------------------------------------
                  (33.03%)    (37.24%)     4.18%    5.69%




                                                            (PERFORMANCE GRAPH)



CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN         ONE       FIVE     TEN
TOTAL RETURNS      MONTHS       YEAR      YEARS    YEARS
--------------------------------------------------------
                  (33.18%)    (37.40%)     3.91%    5.42%




                                                            (PERFORMANCE GRAPH)


    shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, includes the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE FOOTNOTES ON THE PRECEDING PAGE AND ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



22    MainStay ICAP Select Equity Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       TEN         ONE       FIVE     TEN
TOTAL RETURNS      MONTHS       YEAR      YEARS    YEARS
--------------------------------------------------------
                  (33.29%)    (37.53%)     3.66%    5.16%




                                                            (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                       TEN         ONE       FIVE     TEN
                                           MONTHS       YEAR      YEARS    YEARS
--------------------------------------------------------------------------------------
S&P 500(R) Index(4)                       (32.84%)    (36.10%)     0.26%    0.40%
S&P 500/Citigroup Value Index(5)          (33.86)     (38.07)      1.34     1.81
Average Lipper large-cap value fund(6)    (33.71)     (37.28)      0.52     1.70



4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap value fund is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    23

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP SELECT EQUITY FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $699.30         $4.91          $1,019.40         $5.84
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $699.80         $4.49          $1,019.90         $5.33
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $696.70         $8.10          $1,015.60         $9.63
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $700.40         $3.42          $1,021.10         $4.06
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $700.30         $3.85          $1,020.60         $4.57
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $699.20         $4.91          $1,019.40         $5.84
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $698.60         $6.02          $1,018.00         $7.15
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.15% for Investor Class, 1.05% for Class A, 1.90% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.41% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.






24    MainStay ICAP Select Equity Fund

 SECTOR COMPOSITION AS OF OCTOBER 31, 2008



Financials                              20.4%
Health Care                             17.8
Consumer Staples                        12.8
Consumer Discretionary                  12.6
Information Technology                  12.5
Energy                                  10.3
Materials                                4.1
Telecommunication Services               3.7
Industrials                              3.0
Short-Term Investment                    3.4
Liabilities in Excess of Cash and
  Other Assets                          (0.6)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 28 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Wyeth
    2.  Johnson & Johnson
    3.  CVS Caremark Corp.
    4.  Occidental Petroleum Corp.
    5.  ACE, Ltd.
    6.  JPMorgan Chase & Co.
    7.  Cisco Systems, Inc.
    8.  PepsiCo, Inc.
    9.  Texas Instruments, Inc.
   10.  E.I. du Pont de Nemours & Co.






                                                   mainstayinvestments.com    25

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP SELECT EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 10 MONTHS ENDED OCTOBER 31, 2008?(1)

Excluding all sales charges, MainStay ICAP Select Equity Fund returned -33.18% for Investor Class shares,(2) -33.14% for Class A shares and -33.59% for Class C shares for the 10 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -32.99%, Class R1 shares returned -33.03%, Class R2 shares returned -33.18% and Class R3 shares returned -33.29%. All shares classes outperformed the -33.71% return of the average Lipper(3) large-cap value fund but underperformed the -32.84% return of the S&P 500(R) Index(4) for the 10 months ended October 31, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 21 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

Favorable stock selection helped the Fund's financial holdings outperform the financials sector of the S&P 500(R) Index. However, less-favorable stock selection in the industrials, health care and telecommunication services sectors outweighed this advantage, and the Fund as a whole slightly underperformed the S&P 500(R) Index.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the Fund's strongest contributing sectors included financials, materials and information technology. Unfortunately, none of these sectors provided a positive total return during the reporting period. The sectors that detracted the most from the Fund's performance relative to the Index were industrials, health care and telecommunication services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, XTO Energy was a strong positive contributor to the Fund's performance during the reporting period. We sold the Fund's position in the company in June, near its high for the reporting period. Financial services company Wells Fargo and shipping and transportation company Norfolk Southern were also strong positive contributors. Major detractors from the Fund's performance included an ADR of telecommunication services provider Vodafone Group PLC and positions in industrial firms Textron and General Electric.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund added Johnson & Johnson on our perception that progress in the company's drug pipeline would support solid earnings growth. The Fund also added home-improvement retailer Lowe's on our belief that Lowe's balance-sheet flexibility and increased market share would leave the company well-positioned for any improvement in the housing market. Norfolk Southern reached our price target during the reporting period and was sold. The Fund also eliminated its position in Morgan Stanley based on our assessment of the company's solvency and liquidity risks.

WERE THERE ANY SIGNIFICANT SECTOR WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, the Fund's most significant increases in sector exposure relative to the

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The Fund may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Investments in foreign companies, in the form of depository receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Because of its trading strategies, the Fund's portfolio turnover rate may be between 150% and 300%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. During 2008, MainStay ICAP Select Equity Fund changed the end of its fiscal year from December 31 to October 31. As a result, this report covers the 10-month period from January 1, 2008, through October 31, 2008.
2. Performance for Investor Class shares prior to April 29, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. See footnote on page 23 for more information about Lipper Inc.
4. See footnote on page 23 for more information on the S&P 500(R) Index.


26    MainStay ICAP Select Equity Fund

S&P 500(R) Index included consumer discretionary and financials. Over the same period, the most significant decreases in sector exposure included industrials and telecommunication services.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the most significantly overweight sector positions relative to the S&P 500(R) Index included financials, consumer discretionary and health care. The Fund's most significantly underweight sector positions included industrials and energy. The Fund had no positions in the utilities sector as of October 31, 2008.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    27

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                        SHARES            VALUE
COMMON STOCKS 97.2%+
---------------------------------------------------------------

CONSUMER DISCRETIONARY 12.6%
InterContinental Hotels
  Group PLC, ADR (a)                 1,988,662   $   17,122,380
Lowe's Cos., Inc.                    1,861,900       40,403,230
News Corp. Class A                   5,035,604       53,578,826
Target Corp.                           924,450       37,088,934
Viacom, Inc. Class B (b)             2,117,250       42,810,795
                                                 --------------
                                                    191,004,165

                                                 --------------

CONSUMER STAPLES 12.8%
Coca-Cola Co. (The)                  1,240,750       54,667,445
V  CVS Caremark Corp.                2,372,550       72,718,657
V  PepsiCo, Inc.                     1,155,350       65,866,504
                                                 --------------
                                                    193,252,606

                                                 --------------

ENERGY 10.3%
Baker Hughes, Inc.                   1,021,450       35,699,678
Marathon Oil Corp.                     933,300       27,159,030
V  Occidental Petroleum
  Corp.                              1,264,132       70,209,891
Total S.A., Sponsored ADR
  (a)                                  418,800       23,218,272
                                                 --------------
                                                    156,286,871

                                                 --------------

FINANCIALS 20.4%
V  ACE, Ltd.                         1,175,900       67,449,624
Bank of America Corp.                2,151,600       52,004,172
Bank of New York Mellon
  Corp. (The)                        1,388,300       45,258,580
Capital One Financial Corp.          1,063,100       41,588,472
V  JPMorgan Chase & Co.              1,631,450       67,297,312
MetLife, Inc.                        1,047,600       34,801,272
                                                 --------------
                                                    308,399,432

                                                 --------------

HEALTH CARE 17.8%
V  Johnson & Johnson                 1,366,600       83,827,244
Novartis A.G., ADR (a)               1,023,900       52,208,661
Schering-Plough Corp.                2,907,750       42,133,298
V  Wyeth                             2,808,600       90,380,748
                                                 --------------
                                                    268,549,951

                                                 --------------

INDUSTRIALS 3.0%
General Electric Co.                 1,341,217       26,167,144
Masco Corp.                          1,944,450       19,736,167
                                                 --------------
                                                     45,903,311

                                                 --------------

INFORMATION TECHNOLOGY 12.5%
V  Cisco Systems, Inc. (b)           3,753,050       66,691,699
Hewlett-Packard Co.                  1,509,150       57,770,262
V  Texas Instruments, Inc.           3,289,850       64,349,466
                                                 --------------
                                                    188,811,427
                                                 --------------

MATERIALS 4.1%
V  E.I. du Pont de Nemours &
  Co.                                1,928,950       61,726,400
                                                 --------------

TELECOMMUNICATION SERVICES 3.7%
Vodafone Group PLC, ADR (a)          2,929,000       56,441,830
                                                 --------------
Total Common Stocks
  (Cost $1,889,437,514)                           1,470,375,993
                                                 --------------

                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENT 3.4%
---------------------------------------------------------------

REPURCHASE AGREEMENT 3.4%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $51,853,103
  (Collateralized by a
  Federal National Mortgage
  Association Security with
  a rate of 4.875% and a
  maturity date of 4/15/09,
  with a Principal Amount of
  $52,305,000 and a Market
  Value of $52,892,908)            $51,852,671       51,852,671
                                                 --------------
Total Short-Term Investment
  (Cost $51,852,671)                                 51,852,671
                                                 --------------
Total Investments
  (Cost $1,941,290,185) (c)              100.6%   1,522,228,664
Liabilities in Excess of
  Cash and Other Assets                   (0.6)      (9,353,313)
                                         -----     ------------
Net Assets                               100.0%  $1,512,875,351
                                         =====     ============





(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At October 31, 2008, cost is
     $1,977,184,358 for federal income tax
     purposes and net unrealized depreciation is as follows:



       Gross unrealized
          appreciation               $  24,016,711
       Gross unrealized
          depreciation                (478,972,405)
                                     -------------
       Net unrealized depreciation   $(454,955,694)
                                     =============



The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices             $1,470,375,993
Level 2--Other Significant
  Observable Inputs                    51,852,671
Level 3--Significant Unobservable
  Inputs                                       --
                                   --------------
TOTAL                              $1,522,228,664
                                   ==============




The Fund did not hold other financial instruments as of October 31, 2008.

At October 31, 2008, the Fund did not hold any investments with significant unobservable inputs (Level 3).

See Note 2(A) for addition details.


 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


28    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $1,941,290,185)  $1,522,228,664
Receivables:
  Investment securities sold            13,128,241
  Fund shares sold                       4,387,834
  Dividends and interest                 1,469,011
Other assets                                81,703
                                    --------------
  Total assets                       1,541,295,453
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased       25,471,969
  Fund shares redeemed                   1,606,180
  Manager (See Note 3)                     642,532
  Transfer agent (See Note 3)              327,662
  Shareholder communication                134,299
  Professional fees                        109,201
  NYLIFE Distributors (See Note 3)          75,400
  Custodian                                 21,693
  Directors                                  5,534
Accrued expenses                            25,632
                                    --------------
  Total liabilities                     28,420,102
                                    --------------
Net assets                          $1,512,875,351
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 250 million shares
  authorized                        $      589,636
Additional paid-in capital           2,253,113,279
                                    --------------
                                     2,253,702,915
Accumulated undistributed net
  investment income                      2,374,991
Accumulated net realized loss on
  investments                         (324,141,034)
Net unrealized depreciation on
  investments                         (419,061,521)
                                    --------------
Net assets                          $1,512,875,351
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $    7,600,874
                                    ==============
Shares of capital stock
  outstanding                              296,670
                                    ==============
Net asset value per share
  outstanding                       $        25.62
Maximum sales charge (5.50% of
  offering price)                             1.49
                                    --------------
Maximum offering price per share
  outstanding                       $        27.11
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  142,130,431
                                    ==============
Shares of capital stock
  outstanding                            5,547,540
                                    ==============
Net asset value per share
  outstanding                       $        25.62
Maximum sales charge (5.50% of
  offering price)                             1.49
                                    --------------
Maximum offering price per share
  outstanding                       $        27.11
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $   47,830,581
                                    ==============
Shares of capital stock
  outstanding                            1,873,262
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.53
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,296,268,359
                                    ==============
Shares of capital stock
  outstanding                           50,503,309
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.67
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $    5,285,516
                                    ==============
Shares of capital stock
  outstanding                              205,831
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.68
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   10,796,159
                                    ==============
Shares of capital stock
  outstanding                              421,275
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.63
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    2,963,431
                                    ==============
Shares of capital stock
  outstanding                              115,739
                                    ==============
Net asset value and offering price
  per share outstanding             $        25.60
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2008 THROUGH OCTOBER 31, 2008(A) AND THE YEAR ENDED DECEMBER 31, 2007


                                     2008            2007
INVESTMENT INCOME:
INCOME:
  Dividends (b)             $  40,794,121   $  39,657,288
  Interest                      1,499,787       1,727,641
  Income from securities
     loaned-net                   333,457         126,825
                            -----------------------------
          Total income         42,627,365     41,511,754
                            -----------------------------
EXPENSES:
  Manager (See Note 3)         13,233,536      14,799,760
  Transfer agent--Investor
     Class (See Note 3)             9,473              --
  Transfer agent--Class A
     (See Note 3)                 202,605         131,299
  Transfer agent--Class C
     (See Note 3)                  92,095          29,020
  Transfer agent--Classes
     I, R1, R2 and R3 (See
     Note 3)                    1,300,607       1,151,323
  Distribution/Servi-
     ce--Investor Class
     (See Note 3)                  12,083              --
  Distribution/Service---
     Class A (See Note 3)         372,059         201,122
  Service--Class C (See
     Note 3)                      117,381          44,452
  Distribution/Service---
     Class R2 (See Note 3)         24,238          12,924
  Distribution/Service---
     Class R3 (See Note 3)          4,886             436
  Distribution--Class C
     (See Note 3)                 352,142         133,357
  Shareholder
     communication                288,669         117,878
  Professional fees               216,254         293,491
  Registration                    161,158         193,167
  Directors                        71,410          90,852
  Custodian                        36,279          43,204
  Shareholder
     service--Class R1
     (See Note 3)                   2,794             455
  Shareholder
     service--Class R2
     (See Note 3)                   9,695           5,170
  Shareholder
     service--Class R3
     (See Note 3)                     977              87
  Miscellaneous                   104,254         99,922
                            -----------------------------
     Total expenses before
       waiver                  16,612,595      17,347,919
  Expense waiver from
     Manager (See Note 3)      (2,359,203)     (2,054,380)
                            -----------------------------
     Net expenses              14,253,392      15,293,539
                            -----------------------------
Net investment income          28,373,973      26,218,215
                            -----------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
  on investments            $(323,161,349)  $ 236,684,869
                            -----------------------------
Net change in unrealized
  appreciation on
  investments                (455,648,279)   (159,264,954)
                            -----------------------------
Net realized and
  unrealized gain (loss)
  on investments             (778,809,628)     77,419,915
                            -----------------------------
Net increase (decrease) in
  net assets resulting
  from operations           $(750,435,655)  $ 103,638,130
                            =============================



(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Dividends recorded net of foreign withholding taxes in the amount of $0 and $262,805 for the period ended October 31, 2008 and the year ended December 31, 2007, respectively.



30    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2008 THROUGH OCTOBER 31, 2008(A) AND
THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006


                                 2008            2007            2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income               $   28,373,973  $   26,218,215  $   16,068,769
 Net realized gain
  (loss) on
  investments            (323,161,349)    236,684,869      51,838,298
 Net change in
  unrealized
  appreciation on
  investments            (455,648,279)   (159,264,954)    146,301,461
                       ----------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations        (750,435,655)    103,638,130     214,208,528
                       ----------------------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class            (72,870)             --              --
    Class A                (2,251,562)     (1,075,832)        (62,040)
    Class C                  (359,098)       (116,607)         (8,943)
    Class I               (24,506,767)    (24,766,929)    (15,882,176)
    Class R1                  (44,832)         (8,523)           (333)
    Class R2                 (133,329)        (84,150)           (179)
    Class R3                  (12,864)         (1,153)           (166)
                       ----------------------------------------------
                          (27,381,322)    (26,053,194)    (15,953,837)
                       ----------------------------------------------
 From net realized gain on
  investments:
    Class A                        --     (17,484,295)       (513,568)
    Class C                        --      (4,829,960)        (96,911)
    Class I                        --    (213,738,276)    (50,248,917)
    Class R1                       --        (160,018)         (2,081)
    Class R2                       --      (1,451,833)           (913)
    Class R3                       --         (36,925)           (912)
                       ----------------------------------------------
                                   --    (237,701,307)    (50,863,302)
                       ----------------------------------------------
Total dividends and
 distributions to
 shareholders             (27,381,322)   (263,754,501)    (66,817,139)
                       ----------------------------------------------

Capital share transactions:
 Net proceeds from
  sale
  of shares            $  818,649,966  $  907,508,544  $  841,913,406
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions            24,907,466     244,284,432      62,034,135
 Cost of shares
  redeemed               (637,521,521)   (446,353,290)   (188,709,195)
                       ----------------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions         206,035,911     705,439,686     715,238,346
                       ----------------------------------------------
    Net increase
     (decrease) in
     net assets          (571,781,066)    545,323,315     862,629,735

NET ASSETS:
Beginning of period     2,084,656,417   1,539,333,102     676,703,367
                       ----------------------------------------------
End of period          $1,512,875,351  $2,084,656,417  $1,539,333,102
                       ==============================================
Accumulated
 undistributed net
 investment income
 at end of period      $    2,374,991  $      321,050  $      156,029
                       ==============================================




(a)  The Fund changed its fiscal year end from December 31 to October 31.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                INVESTOR CLASS                      CLASS A
                                --------------    -------------------------------------------
                                   APRIL 29,       JANUARY 1                     SEPTEMBER 1,
                                    2008**          2008***          YEAR           2006**
                                    THROUGH         THROUGH          ENDED          THROUGH
                                  OCTOBER 31,     OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                                -------------------------------------------------------------
                                    2008***           2008           2007            2006
Net asset value at
  beginning of period               $ 36.87         $  38.79       $  41.60         $ 39.46
                                    -------         --------       --------         -------
Net investment income                  0.25 (a)         0.42 (a)       0.48 (a)        0.24 (a)
Net realized and
  unrealized gain (loss)
  on investments                     (11.25)          (13.18)          2.23            3.62
                                    -------         --------       --------         -------
Total from investment
  operations                         (11.00)          (12.76)          2.71            3.86
                                    -------         --------       --------         -------
Less dividends and
  distributions:
  From net investment
     income                           (0.25)           (0.41)         (0.51)          (0.29)
  From net realized gain
     on investments                      --               --          (5.01)          (1.43)
                                    -------         --------       --------         -------
Total dividends and
  distributions                       (0.25)           (0.41)         (5.52)          (1.72)
                                    -------         --------       --------         -------
Net asset value at end of
  period                            $ 25.62         $  25.62       $  38.79         $ 41.60
                                    =======         ========       ========         =======
Total investment return
  (b)(d)                             (29.97%)(c)      (33.14%)(c)      6.62%           9.84%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                1.49% ++         1.47% ++       1.09%           1.73%++
  Net expenses                         1.15% ++         1.10% ++       1.15%           1.20%++
  Expenses (before
     waiver/reimbursement)             1.31% ++         1.24% ++       1.26%           1.29%++
Portfolio turnover rate                 117%             117%           123%            115%
Net assets at end of
  period (in 000's)                 $ 7,601         $142,130       $161,070         $16,514




                                                                  CLASS I
                                --------------------------------------------------------------------------
                                 JANUARY 1
                                  2008***
                                  THROUGH
                                OCTOBER 31,                      YEAR ENDED DECEMBER 31,

                                --------------------------------------------------------------------------
                                    2008          2007          2006         2005        2004        2003
Net asset value at
  beginning of period            $    38.84    $    41.62    $    36.17    $  34.35    $  29.79    $ 21.37
                                 ----------    ----------    ----------    --------    --------    -------
Net investment income                  0.51 (a)      0.64 (a)      0.57 (a)    0.45        0.56       0.21
Net realized and
  unrealized gain (loss)
  on investments                     (13.20)         2.21          6.83        2.70        4.76       8.42
                                 ----------    ----------    ----------    --------    --------    -------
Total from investment
  operations                         (12.69)         2.85          7.40        3.15        5.32       8.63
                                 ----------    ----------    ----------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                           (0.48)        (0.62)        (0.52)      (0.45)      (0.56)     (0.21)
  From net realized gain
     on investments                      --         (5.01)        (1.43)      (0.88)      (0.20)        --
                                 ----------    ----------    ----------    --------    --------    -------
Total dividends and
  distributions                       (0.48)        (5.63)        (1.95)      (1.33)      (0.76)     (0.21)
                                 ----------    ----------    ----------    --------    --------    -------
Net asset value at end of
  period                         $    25.67    $    38.84    $    41.62    $  36.17    $  34.35    $ 29.79
                                 ==========    ==========    ==========    ========    ========    =======
Total investment return
  (b)(d)                             (32.99%)(c)     6.95%        20.60%       9.22%      17.98%     40.68%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                1.78% ++      1.44%         1.45%       1.38%       2.18%      0.88%
  Net expenses                         0.80% ++      0.80%         0.80%       0.80%       0.80%      0.80%
  Expenses (before
     waiver/reimbursement)             0.94% ++      0.91%         0.88%       0.93%       1.01%      1.22%
Portfolio turnover rate                 117%          123%          115%        170%        198%       317%
Net assets at end of
  period (in 000's)              $1,296,268    $1,863,460    $1,519,408    $676,703    $285,529    $81,021



**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I, Class R1,
     Class R2 and Class R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





32    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS C
      ---------------------------------------------------
       JANUARY 1                             SEPTEMBER 1,
        2008***              YEAR               2006**
        THROUGH              ENDED              THROUGH
      OCTOBER 31,        DECEMBER 31,        DECEMBER 31,

      ---------------------------------------------------
          2008               2007                2006
        $ 38.68             $ 41.56             $39.46
        -------             -------             ------
           0.18 (a)            0.14 (a)           0.13 (a)
         (13.12)               2.24               3.63
        -------             -------             ------
         (12.94)               2.38               3.76
        -------             -------             ------

          (0.21)              (0.25)             (0.23)
             --               (5.01)             (1.43)
        -------             -------             ------
          (0.21)               5.26              (1.66)
        -------             -------             ------
        $ 25.53             $ 38.68             $41.56
        =======             =======             ======
         (33.59%)(c)           5.83%              9.59%(c)

           0.65% ++            0.33%              0.91%++
           1.91% ++            1.90%              1.95%++
           2.05% ++            2.01%              2.04%++
            117%                123%               115%
        $47,831             $45,789             $3,293




                            CLASS R1
      ---------------------------------------------------
       JANUARY 1                             SEPTEMBER 1,
        2008***              YEAR               2006**
        THROUGH              ENDED              THROUGH
      OCTOBER 31,        DECEMBER 31,        DECEMBER 31,

      ---------------------------------------------------
          2008               2007                2006
        $ 38.85             $41.62              $39.46
        -------             ------              ------
           0.42 (a)           0.59 (a)            0.26 (a)
         (13.13)              2.24                3.63
        -------             ------              ------
         (12.71)              2.83                3.89
        -------             ------              ------

          (0.46)             (0.59)              (0.30)
             --              (5.01)              (1.43)
        -------             ------              ------
          (0.46)             (5.60)              (1.73)
        -------             ------              ------
        $ 25.68             $38.85              $41.62
        =======             ======              ======
         (33.03%)(c)          6.87%               9.94%(c)

           1.55% ++           1.33%               1.89% ++
           0.91% ++           0.90%               0.90% ++
           1.06% ++           1.01%               0.99% ++
            117%               123%                115%
        $ 5,286             $1,440              $   63




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS R2
                             -------------------------------------------
                              JANUARY 1                     SEPTEMBER 1,
                               2008***          YEAR           2006**
                               THROUGH          ENDED          THROUGH
                             OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                             -------------------------------------------
                                 2008           2007            2006
Net asset value at
  beginning of period          $ 38.80         $ 41.60         $ 39.46
                               -------         -------         -------
Net investment income (b)         0.40 (a)        0.53 (a)        0.17 (a)
Net realized and unrealized
  gain (loss) on
  investments                   (13.18)           2.18           3.68
                               -------         -------         -------
Total from investment
  operations                    (12.78)           2.71            3.85
                               -------         -------         -------
Less dividends and
  distributions:
  From net investment
     income                      (0.39)          (0.50)          (0.28)
  From net realized gain on
     investments                    --           (5.01)          (1.43)
                               -------         -------         -------
Total dividends and
  distributions                  (0.39)          (5.51)          (1.71)
                               -------         -------         -------
Net asset value at end of
  period                       $ 25.63         $ 38.80         $41.60
                               =======         =======         =======
Total investment return
  (b)(d)                        (33.18%)(c)       6.56%           9.85%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.42% ++        1.18%           1.25%++
  Net expenses                    1.15% ++        1.15%           1.15%++
  Expenses (before
     waiver/reimbursement)        1.29% ++        1.26%           1.24%++
Portfolio turnover rate            117%            123%            115%
Net assets at end of period
  (in 000's)                   $10,796         $12,712         $   27




                                               CLASS R3
                             -------------------------------------------
                              JANUARY 1                     SEPTEMBER 1,
                               2008***          YEAR           2006**
                               THROUGH          ENDED          THROUGH
                             OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                             -------------------------------------------
                                 2008           2007            2006
Net asset value at
  beginning of period          $ 38.76         $41.58          $39.46
                               -------         ------          ------
Net investment income (b)         0.28 (a)       0.31 (a)        0.14 (a)
Net realized and unrealized
  gain (loss) on
  investments                   (13.10)          2.29            3.67
                               -------         ------          ------
Total from investment
  operations                    (12.82)          2.60            3.81
                               -------         ------          ------
Less dividends and
  distributions:
  From net investment
     income                      (0.34)         (0.41)          (0.26)
  From net realized gain on
     investments                    --          (5.01)          (1.43)
                               -------         ------          ------
Total dividends and
  distributions                  (0.34)         (5.42)          (1.69)
                               -------         ------          ------
Net asset value at end of
  period                       $ 25.60         $38.76          $41.58
                               =======         ======          ======
Total investment return
  (b)(d)                        (33.29%)(c)      6.30%           9.77%(c)

Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.02% ++       0.70%           1.00% ++
  Net expenses                    1.40% ++       1.40%           1.40% ++
  Expenses (before
     waiver/reimbursement)        1.55% ++       1.51%           1.49% ++
Portfolio turnover rate            117%           123%            115%
Net assets at end of period
  (in 000's)                   $ 2,963         $  185          $   27



**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I, Class R1,
     Class R2 and Class R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





34    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY ICAP GLOBAL FUND

INVESTMENT AND PERFORMANCE COMPARISON(1)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL             INCEPTION
TOTAL RETURNS              (4/30/08)
------------------------------------
With sales charges          (38.64%)
Excluding sales charges     (35.07)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


      MainStay ICAP Global Fund   -  -  MSCI World Index
-




CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL             INCEPTION
TOTAL RETURNS              (4/30/08)
------------------------------------
With sales charges          (38.54%)
Excluding sales charges     (34.97)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


      MainStay ICAP Global Fund   -  -  MSCI World Index
-




CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL             INCEPTION
TOTAL RETURNS              (4/30/08)
------------------------------------
With sales charges          (35.91%)
Excluding sales charges     (35.26)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


      MainStay ICAP Global Fund   -  -  MSCI World Index
-



1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    35

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                    SINCE
AVERAGE ANNUAL    INCEPTION
TOTAL RETURNS     (4/30/08)
---------------------------
                   (34.86%)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


      MainStay ICAP Global Fund   -  -  MSCI World Index
-





 BENCHMARK PERFORMANCE                            SINCE
                                                INCEPTION
---------------------------------------------------------
MSCI World Index(2)                              (35.84%)
Average Lipper global multi-cap core fund(3)     (33.63)



 Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. The Morgan Stanley Capital International World Index--the MSCI World Index--is an unmanaged index that is considered to be representative of the global stock market. Results assume reinvestment of all income and capital gains. The MSCI World Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper global multi-cap core fund is comprised of funds that, by portfolio practice, invests at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's Global Mid-Cap floor. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



36    MainStay ICAP Global Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP GLOBAL FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $649.30         $4.97          $1,019.10         $ 6.09
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $650.30         $4.77          $1,019.40         $ 5.84
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $647.40         $8.07          $1,015.30         $ 9.88
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $651.40         $3.74          $1,020.60         $4.57
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.





                                                   mainstayinvestments.com    37

 SECTOR COMPOSITION AS OF OCTOBER 31, 2008



Financials                              18.0%
Health Care                             17.9
Consumer Discretionary                  14.5
Energy                                   9.5
Consumer Staples                         9.3
Industrials                              9.0
Information Technology                   6.3
Utilities                                5.2
Materials                                4.6
Telecommunication Services               4.3
Short-Term Investment                    2.5
Liabilities in Excess of Cash and
  Other Assets                          (1.1)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 41 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Johnson & Johnson
    2.  CVS Caremark Corp.
    3.  Wyeth
    4.  JPMorgan Chase & Co.
    5.  Cisco Systems, Inc.
    6.  ACE, Ltd.
    7.  EDP--Energias de Portugal S.A.
    8.  Akzo Nobel N.V.
    9.  Occidental Petroleum Corp.
   10.  Vodafone Group PLC, ADR







38    MainStay ICAP Global Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP GLOBAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK SINCE ITS INCEPTION ON APRIL 30, 2008, THROUGH OCTOBER 31, 2008?

Excluding all sales charges, MainStay ICAP Global Fund returned -35.07% for Investor Class shares, -34.97% for Class A shares and -35.26% for Class C shares from the Fund's inception on April 30, 2008, through October 31, 2008. Over the same period, the Fund's Class I shares returned -34.86%. All share classes underperformed the -33.63% return of the average Lipper(1) global multi-cap core fund but outperformed the -35.84% return of the MSCI World Index(2) for the period from April 30, 2008, through October 31, 2008. The MSCI World Index is the Fund's broad-based securities-market index. See page 35 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE MSCI WORLD INDEX DURING THE REPORTING PERIOD?

Favorable stock selection and sector weightings in the financials and materials sectors were the primary reasons why the Fund performed better than the MSCI World Index during the reporting period.

WHICH FUND SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

The sectors that made the strongest contributions to the Fund's performance relative to the MSCI World Index included financials, materials and information technology. Unfortunately, none of these sectors provided positive total returns during the reporting period. The sectors that detracted the most from the Fund's relative performance included industrials, consumer discretionary and utilities.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

During the reporting period, the stocks that made the strongest positive contributions to the Fund's absolute performance included positions in French oil refiner and distributor Total S.A. ADR, insurance company ACE Ltd. and Japanese wireless telecommunication services provider NTT DoCoMo.

The stocks that detracted the most from the Fund's performance during the reporting period were all from financial companies. The positions included German insurance company Allianz SE, Japanese commercial bank Aozora Bank Ltd. and U.K. insurance giant Prudential PLC.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES  AND SALES DURING THE REPORTING
PERIOD?

The Fund added food and beverage manufacturer Want Want China Holdings on our belief that the company's strong franchise positions it well to benefit from increased growth of consumer spending in China. The Fund also added health care company Shire PLC late in the reporting period on our belief that the company's growing portfolio of biotechnology products would fuel positive earnings growth.

During the reporting period, we sold XTO Energy because we anticipated that natural gas fundamentals would weaken. The Fund also eliminated its position in Morgan Stanley based on our assessment of the company's solvency and liquidity risks.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the sectors in which the Fund most significantly increased its weightings relative to the MSCI World Index included consumer discretionary, materials and consumer staples. Over the same period, the sectors in which the Fund most

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies, in the form of depository receipts such as ADRs, GDRs or EDRs, may entail the special risks of international investing. The Fund may also invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 50 and 80 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Because of its trading strategies, it is anticipated that the Fund may exceed a portfolio turnover rate of 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. See footnote on page 36 for more information about Lipper Inc.
2. See footnote on page 36 for more information on the MSCI World Index.

                                                   mainstayinvestments.com    39
significantly decreased its weightings relative to the Index included industrials, information technology and financials.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, we believed that economic weakness abroad might be building and we positioned the Fund accordingly. As of October 31, 2008, the sectors in which the Fund was most significantly overweight relative to the MSCI World(R) Index included health care and consumer discretionary. The Fund's most significantly underweight sector positions included information technology, energy and financials.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


40    MainStay ICAP Global Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                       SHARES           VALUE
COMMON STOCKS 98.6%+
-------------------------------------------------------------

CONSUMER DISCRETIONARY 14.5%
British Sky Broadcasting Group
  PLC                                  87,800   $     535,346
Daimler A.G.                            9,250         319,396
InterContinental Hotels Group
  PLC                                  41,900         355,360
Lowe's Cos., Inc.                      21,600         468,720
News Corp. Class A                     62,528         665,298
Target Corp.                           13,450         539,614
Toyota Motor Corp., Sponsored
  ADR (a)                              10,400         791,336
Viacom, Inc. Class B (b)               35,300         713,766
WPP Group PLC                          43,400         262,200
                                                -------------
                                                    4,651,036
                                                -------------

CONSUMER STAPLES 9.3%
Coca-Cola Co. (The)                    13,450         592,607
V  CVS Caremark Corp.                  32,650       1,000,722
PepsiCo, Inc.                          11,300         644,213
SABMiller PLC                          37,000         589,471
Want Want China Holdings,
  Ltd.                                390,800         147,165
                                                -------------
                                                    2,974,178
                                                -------------

ENERGY 9.5%
Baker Hughes, Inc.                     13,000         454,350
BP PLC, Sponsored ADR (a)               8,100         402,570
Marathon Oil Corp.                     11,700         340,470
V  Occidental Petroleum Corp.          14,600         810,884
Saipem S.p.A.                          17,000         320,170
Total S.A., Sponsored ADR (a)          13,300         737,352
                                                -------------
                                                    3,065,796
                                                -------------

FINANCIALS 18.0%
V  ACE, Ltd.                           14,550         834,588
Allianz SE                              6,600         494,268
Banco Santander S.A.                   22,900         247,698
Bank of America Corp.                  23,100         558,327
Bank of New York Mellon Corp.
  (The)                                13,000         423,800
Capital One Financial Corp.            15,150         592,668
Credit Suisse Group A.G.,
  Sponsored ADR (a)                    18,150         678,810
Danske Bank A/S                        18,200         270,019
V  JPMorgan Chase & Co.                23,350         963,188
MetLife, Inc.                          11,750         390,335
Prudential PLC                         62,700         321,875
                                                -------------
                                                    5,775,576
                                                -------------

HEALTH CARE 17.9%
Bayer A.G.                             14,000         768,372
V  Johnson & Johnson                   17,050       1,045,847
Merck KGaA                              6,200         548,950
Novartis A.G., ADR (a)                 13,350         680,716
Roche Holdings A.G., Sponsored
  ADR (a)                              10,200         771,953
Schering-Plough Corp.                  27,650         400,649
Shire, Ltd.                            40,900         540,667
V  Wyeth                               30,750         989,535
                                                -------------
                                                    5,746,689
                                                -------------

INDUSTRIALS 9.0%
BAE Systems PLC                        57,300         321,912
China Communications
  Construction Co, Ltd.               195,700         136,708
East Japan Railway Co.                     94         667,971
General Electric Co.                    4,854          94,702
Guangshen Railway Co., Ltd.
  Class H                             454,200         174,006
Hutchison Whampoa
  International, Ltd.                  39,300         215,119
Masco Corp.                            30,600         310,590
Siemens A.G.                            3,400         203,419
Singapore Airlines, Ltd.               64,700         488,125
TNT N.V.                               13,300         278,453
                                                -------------
                                                    2,891,005
                                                -------------

INFORMATION TECHNOLOGY 6.3%
V  Cisco Systems, Inc. (b)             47,350         841,408
Hewlett-Packard Co.                    15,950         610,566
Texas Instruments, Inc.                29,850         583,866
                                                -------------
                                                    2,035,840
                                                -------------

MATERIALS 4.6%
V  Akzo Nobel N.V.                     19,500         811,408
E.I. du Pont de Nemours & Co.          20,350         651,200
                                                -------------
                                                    1,462,608
                                                -------------

TELECOMMUNICATION SERVICES 4.3%
NTT DoCoMo, Inc.                          374         593,372
V  Vodafone Group PLC, ADR (a)         41,300         795,851
                                                -------------
                                                    1,389,223
                                                -------------

UTILITIES 5.2%
V  EDP--Energias de Portugal
  S.A.                                236,700         815,452
GDF Suez S.A.                          13,287         591,641
Suez Environnement S.A. (b)            13,487         259,306
                                                -------------
                                                    1,666,399
                                                -------------
Total Common Stocks
  (Cost $43,733,021)                               31,658,350
                                                -------------




 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENT 2.5%
-------------------------------------------------------------

REPURCHASE AGREEMENT 2.5%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $814,593 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  3.625% and a maturity date
  of 7/1/11, with a Principal
  Amount of $820,000 and a
  Market
  Value of $833,317)                 $814,586   $     814,586
                                                -------------
Total Short-Term Investment
  (Cost $814,586)                                     814,586
                                                -------------
Total Investments
  (Cost $44,547,607) (c)                101.1%     32,472,936
Liabilities in Excess of
  Cash and Other Assets                  (1.1)       (361,062)
                                        -----    ------------
Net Assets                              100.0%  $  32,111,874
                                        =====    ============





(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At October 31, 2008, cost is $45,163,986
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized
            appreciation           $    161,238
     Gross unrealized
            depreciation            (12,852,288)
                                   ------------
     Net unrealized depreciation   $(12,691,050)
                                   ============





The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's assets carried at fair value:

                                    INVESTMENTS IN
 VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices                 $20,380,502
Level 2--Other Significant
  Observable Inputs                     12,092,434
Level 3--Significant Unobservable
  Inputs                                        --
                                       -----------
TOTAL                                  $32,472,936
                                       ===========



The Fund did not hold other financial instruments as of October 31, 2008.

At October 31, 2008, the Fund did not hold any investments with significant unobservable inputs (Level 3).

See Note 2(A) for additional details.



42    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $44,547,607)      $ 32,472,936
Receivables:
  Investment securities sold              658,447
  Dividends                                62,822
Other assets                               12,088
                                     ------------
  Total assets                         33,206,293
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         965,836
  Custodian                                39,630
  Professional fees                        25,160
  Offering costs                           21,192
  Shareholder communication                 8,373
  Directors                                   189
  NYLIFE Distributors (See Note 3)             96
Accrued expenses                           33,943
                                     ------------
  Total liabilities                     1,094,419
                                     ------------
Net assets                           $ 32,111,874
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) 200 million shares
  authorized                         $     49,595
Additional paid-in capital             49,537,334
                                     ------------
                                       49,586,929
Undistributed net investment income       247,135
Net realized loss on investments
  and foreign currency transactions    (5,641,364)
Net unrealized depreciation on
  investments                         (12,074,671)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies        (6,155)
                                     ------------
Net assets                           $ 32,111,874
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     56,014
                                     ============
Shares of capital stock outstanding         8,670
                                     ============
Net asset value per share
  outstanding                        $       6.46
Maximum sales charge (5.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       6.84
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    373,979
                                     ============
Shares of capital stock outstanding        57,818
                                     ============
Net asset value per share
  outstanding                        $       6.47
Maximum sales charge (5.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       6.85
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     20,294
                                     ============
Shares of capital stock outstanding         3,146
                                     ============
Net asset value and offering price
  per share outstanding              $       6.45
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 31,661,587
                                     ============
Shares of capital stock outstanding     4,889,832
                                     ============
Net asset value and offering price
  per share outstanding              $       6.47
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 30, 2008 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


                                             2008
INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $    681,953
                                     ------------
EXPENSES:
  Manager (See Note 3)                    173,375
  Registration                             90,770
  Professional fees                        45,263
  Custodian                                39,630
  Offering (See Note 3)                    11,953
  Shareholder communication                 8,397
  Transfer agent--Investor Class
     (See Note 3)                              47
  Transfer agent--Class A (See Note
     3)                                        40
  Transfer agent--Class C (See Note
     3)                                        25
  Transfer agent--Class I (See Note
     3)                                     3,369
  Directors                                   710
  Distribution/Service--Investor
     Class (See Note 3)                        56
  Distribution/Service--Class A
     (See Note 3)                             565
  Service--Class C (See Note 3)                31
  Distribution--Class C (See Note
     3)                                        93
  Miscellaneous                             3,114
                                     ------------
     Total expenses before
       waiver/reimbursement               377,438
  Expense waiver/reimbursement from
     Manager (See Note 3)                (181,628)
                                     ------------
     Net expenses                         195,810
                                     ------------
Net investment income                     486,143
                                     ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (5,641,364)
  Foreign currency transactions            (6,015)
                                     ------------
Net realized loss on investments
  and foreign currency transactions    (5,647,379)
                                     ------------
Net unrealized depreciation on:
  Security transactions               (12,074,671)
  Translation of other assets and
     liabilities in foreign
     currencies                            (6,155)
                                     ------------
Net unrealized depreciation on
  investments and foreign currency
  transactions                        (12,080,826)
                                     ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                        (17,728,205)
                                     ------------
Net decrease in net assets
  resulting from operations          $(17,242,062)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $36,846.



44    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD APRIL 30, 2008 (COMMENCEMENT OF OPERATIONS) THROUGH ENDED OCTOBER 31, 2008


                                              2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    486,143
 Net realized loss on investments
  and foreign currency transactions     (5,647,379)
 Net unrealized depreciation on
  investments and foreign currency
  transactions                         (12,080,826)
                                      ------------
 Net decrease in net assets
  resulting from operations            (17,242,062)
                                      ------------

Dividends to shareholders:
 From net investment income:
    Investor Class                            (339)
    Class A                                 (2,790)
    Class C                                    (96)
    Class I                               (229,768)
                                      ------------
Total dividends to shareholders           (232,993)
                                      ------------
 Capital share transactions:
    Net proceeds from sale of shares    51,456,451
    Net asset value of shares issued
     to shareholders in reinvestment
     of dividends                            4,531
    Cost of shares redeemed (a)         (1,874,053)
                                      ------------
    Increase in net assets derived
     from capital share transactions    49,586,929
                                      ------------
    Net increase in net assets          32,111,874

NET ASSETS:
Beginning of period                             --
                                      ------------
End of period                         $ 32,111,874
                                      ============
Undistributed net investment income
 at end of period                     $    247,135
                                      ============



(a) Cost of shares redeemed net of redemption fees of $3,904 for the period ended October 31, 2008.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             Investor Class     Class A       Class C       Class I
                             --------------     -------       -------       -------
                                April 30,      April 30,     April 30,     April 30,
                                 2008**          2008**        2008**        2008**
                                 through        through       through       through
                               October 31,    October 31,   October 31,   October 31,

                             --------------------------------------------------------
                                  2008            2008          2008          2008
Net asset value at
  beginning of period            $ 10.00        $ 10.00       $ 10.00       $ 10.00
                                 -------        -------       -------       -------
Net investment income               0.08 (a)       0.09 (a)      0.05 (a)      0.10 (a)
Net realized and
  unrealized loss on
  investments                      (3.57)         (3.57)        (3.57)        (3.58)
Net realized and
  unrealized loss on
  foreign currency
  transactions                     (0.00)++       (0.00) ++     (0.00) ++     (0.00) ++
                                 -------        -------       -------       -------
Total from investment
  operations                       (3.49)         (3.48)        (3.52)        (3.48)
                                 -------        -------       -------       -------
Less dividends:
  From net investment
     income                        (0.05)         (0.05)        (0.03)        (0.05)
                                 -------        -------       -------       -------
Redemption fee (a)                  0.00 ++        0.00 ++       0.00 ++       0.00 ++
                                 -------        -------       -------       -------
Net asset value at end of
  period                         $  6.46        $  6.47       $  6.45       $  6.47
                                 =======        =======       =======       =======
Total investment return
  (b)(c)(d)                       (35.07%)       (34.97%)      (35.26%)      (34.86%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             1.84% ++       2.02% ++      1.15% ++      2.25% ++
  Net expenses                      1.20% ++       1.15% ++      1.95% ++      0.90% ++
  Expenses (before
     reimbursement/waiver)          2.18% ++       1.99% ++      2.93% ++      1.74% ++
Portfolio turnover rate               75%            75%           75%           75%
Net assets at end of
  period (in 000's)              $    56        $   374       $    20       $31,662




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





46    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY ICAP INTERNATIONAL FUND

INVESTMENT AND PERFORMANCE COMPARISON(1)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (44.27%)    (46.65%)    5.77%    4.51%
Excluding sales charges    (41.02)     (43.54)     6.97     5.10




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (44.22%)    (46.60%)    5.78%    4.51%
Excluding sales charges    (40.97)     (43.50)     6.98     5.11




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                TEN         ONE       FIVE     TEN
TOTAL RETURNS               MONTHS       YEAR      YEARS    YEARS
-----------------------------------------------------------------
With sales charges         (41.97%)    (44.45%)    6.16%    4.31%
Excluding sales charges    (41.39)     (43.96)     6.16     4.31




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    47

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      TEN       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  (40.81%)  (43.30%)   7.27%    5.38%




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      TEN       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  (40.89%)  (43.38%)   7.16%    5.27%




                                                             (PERFORMANCE GRAPH)



CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      TEN       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  (41.00%)  (43.51%)   6.90%    5.02%




                                                            (PERFORMANCE GRAPH)


 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE FOOTNOTES ON THE PRECEDING PAGE AND ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



48    MainStay ICAP International Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      TEN       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  (41.11%)  (43.64%)   6.63%    4.75%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                     TEN         ONE       FIVE     TEN
                                                         MONTHS       YEAR      YEARS    YEARS
----------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index(4)                                   (43.54%)    (46.62%)     3.60%    1.67%
MSCI Europe Index(5)                                    (45.35)     (48.02)      4.42     1.53
Average Lipper international large-cap value fund(6)    (44.38)     (47.53)      3.63     3.85



4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. The Morgan Stanley Capital International Europe Index--the MSCI Europe Index--is an unmanaged index that is considered to be representative of the European stock market for large- to mid-capitalization stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper international large-cap value fund is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    49

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP INTERNATIONAL FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARES CLASS                     5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $609.70         $5.02          $1,018.90         $ 6.29
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $610.20         $4.25          $1,019.90         $ 5.33
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $607.40         $8.04          $1,015.10         $10.08
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $611.10         $3.24          $1,021.10         $ 4.06
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $610.60         $3.64          $1,020.60         $ 4.57
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $610.00         $4.65          $1,019.40         $ 5.84
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $609.20         $5.66          $1,018.10         $ 7.10
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.24% for Investor Class, 1.05% for Class A, 1.99% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



50    MainStay ICAP International Fund

 SECTOR COMPOSITION AS OF OCTOBER 31, 2008



Health Care                            17.4%
Industrials                            16.7
Consumer Discretionary                 13.7
Financials                             12.8
Utilities                               9.7
Telecommunication Services              8.9
Energy                                  8.8
Consumer Staples                        4.6
Materials                               4.6
Short-Term Investment                   3.2
Liabilities in Excess of Cash and
  Other Assets                         (0.4)
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page 54 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Roche Holdings A.G.,  Sponsored ADR
    2.  East Japan Railway Co.
    3.  Bayer A.G.
    4.  Vodafone Group PLC, ADR
    5.  EDP--Energias de Portugal S.A.
    6.  Akzo Nobel N.V.
    7.  Toyota Motor Corp., Sponsored ADR
    8.  NTT DoCoMo, Inc.
    9.  Credit Suisse Group A.G.,  Sponsored ADR
   10.  SABMiller PLC






                                                   mainstayinvestments.com    51

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 10 MONTHS ENDED OCTOBER 31, 2008?(1)

Excluding all sales charges, MainStay ICAP International Fund returned -41.02% for Investor Class shares,(2) -40.97% for Class A shares and -41.39% for Class C shares for the 10 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -40.81%, Class R1 shares returned -40.89%, Class R2 shares returned -41.00% and Class R3 shares returned -41.11%. All share classes outperformed the -44.38% return of the average Lipper(3) international large-cap value fund and the -43.54% return of the MSCI EAFE(R) Index(4) for the 10 months ended October 31, 2008. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 47 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE MSCI EAFE(R) INDEX DURING THE REPORTING PERIOD?

Favorable stock selection in the telecommunication services and materials sectors helped prevent the Fund's losses from being as severe as those of the MSCI EAFE(R) Index during the reporting period.

WHICH FUND SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

The sectors that made the strongest contributions to the Fund's performance relative to the MSCI EAFE(R) Index included telecommunication services, materials and health care. Unfortunately, none of these sectors provided positive total returns during the reporting period. The sectors that detracted the most from the Fund's relative performance included consumer discretionary, financials and consumer staples.

WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

During the reporting period, the stocks that made the strongest positive contributions to the Fund's absolute performance included those of utilities company SUEZ S.A., beer and soft drink producer InBev NV and dairy products manufacturer China Mengniu Dairy Co. Ltd. We purchased and sold the Fund's position in China Mengniu Dairy before the Chinese milk scare.

The stocks that detracted the most from the Fund's absolute performance during the reporting period included shares of financial companies Allianz SE and Prudential PLC. Siemens A.G., a global electronics and electrical engineering company, also detracted from the Fund's absolute performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund added Singapore Airlines Ltd. on our belief that the airline's strong franchise, sound financial position and low level of debt should enable the company to grow stronger even in a weak economic environment. The Fund also added health care company Shire PLC on our belief that the company's growing portfolio of biotechnology products would fuel positive earnings growth.

During the reporting period, the Fund sold its position in StarHub, an information, communications and entertainment services company. The Fund also eliminated its position in Vallourec S.A., a world

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies, in the form of depository receipts, such as ADRs, GDRs or EDRs, may entail the special risks of international investing. The Fund may also invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 30 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Because of its trading strategies, it is anticipated that the Fund may exceed a portfolio turnover rate of 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. During 2008, MainStay ICAP International Fund changed the end of its fiscal year from December 31 to October 31. As a result, this report covers the 10-month period from January 1, 2008, through October 31, 2008.
2. Performance for Investor Class shares prior to April 29, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. See footnote on page 48 for more information about Lipper Inc.
4. See footnote on page 48 for more information on the MSCI EAFE(R) Index.


52    MainStay ICAP International Fund
leader in the production of seamless steel tubes. We were concerned about how declining oil and natural gas prices might affect demand for Vallourec's steel tubes.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the sectors in which the Fund most significantly increased its weightings relative to the MSCI EAFE(R) Index included materials, industrials and utilities. Over the same period, the sectors in which the Fund most significantly decreased its exposure relative to the Index included financials, information technology and health care.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, we believed that economic weakness abroad might be building and we positioned the Fund accordingly. As of October 31, 2008, the sectors in which the Fund was most significantly overweight relative to the MSCI EAFE(R) Index included health care, industrials and consumer discretionary. The Fund's most significantly underweight sector positions as of October 31, 2008, included financials, consumer staples and information technology.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    53

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                          SHARES           VALUE
COMMON STOCKS 97.2%+
----------------------------------------------------------------

CONSUMER DISCRETIONARY 13.7%
British Sky Broadcasting
  Group PLC                            2,808,800   $  17,126,204
Daimler A.G                              311,250      10,747,252
InterContinental Hotels Group
  PLC                                    969,133       8,219,352
V  Toyota Motor Corp.,
  Sponsored ADR (a)                      283,850      21,598,147
WPP Group PLC                          1,813,500      10,956,205
                                                   -------------
                                                      68,647,160
                                                   -------------

CONSUMER STAPLES 4.6%
V  SABMiller PLC                       1,240,300      19,760,017
Want Want China Holdings,
  Ltd.                                 8,404,000       3,164,723
                                                   -------------
                                                      22,924,740
                                                   -------------

ENERGY 8.8%
BP PLC, Sponsored ADR (a)                393,800      19,571,860
Saipem S.p.A.                            493,650       9,297,178
Total S.A., Sponsored ADR (a)            276,600      15,334,704
                                                   -------------
                                                      44,203,742
                                                   -------------

FINANCIALS 12.8%
Allianz SE                               215,400      16,131,097
Banco Santander S.A.                     713,200       7,714,334
V  Credit Suisse Group A.G.,
  Sponsored ADR (a)                      539,250      20,167,950
Danske Bank A/S                          627,450       9,308,977
Prudential PLC                         2,073,000      10,641,910
                                                   -------------
                                                      63,964,268
                                                   -------------

HEALTH CARE 17.4%
V  Bayer A.G                             439,800      24,137,847
Merck KGaA                               203,300      18,000,257
V  Roche Holdings A.G.,
  Sponsored ADR (a)                      353,050      26,719,424
Shire, Ltd.                            1,404,300      18,563,785
                                                   -------------
                                                      87,421,313
                                                   -------------

INDUSTRIALS 16.7%
BAE Systems PLC                        2,924,000      16,427,065
China Communications
  Construction
  Co, Ltd.                             4,442,300       3,103,215
V  East Japan Railway Co.                  3,405      24,196,183
Guangshen Railway Co., Ltd.
  Class H                             10,585,700       4,055,429
Hutchison Whampoa
  International, Ltd.                  1,006,600       5,509,898
Siemens A.G                              171,100      10,236,779
Singapore Airlines, Ltd.               1,427,000      10,765,907
TNT N.V.                                 460,750       9,646,385
                                                   -------------
                                                      83,940,861
                                                   -------------

MATERIALS 4.6%
V  Akzo Nobel N.V.                       553,450      23,029,412
                                                   -------------

TELECOMMUNICATION SERVICES 8.9%
V  NTT DoCoMo, Inc.                       13,080      20,752,171
V  Vodafone Group PLC, ADR
  (a)                                  1,232,050      23,741,603
                                                   -------------
                                                      44,493,774
                                                   -------------

UTILITIES 9.7%
V  EDP--Energias de Portugal
  S.A.                                 6,712,650      23,125,627
GDF Suez S.A.                            403,973      17,988,034
Suez Environnement S.A. (b)              402,450       7,737,646
                                                   -------------
                                                      48,851,307
                                                   -------------
Total Common Stocks
  (Cost $713,478,893)                                487,476,577
                                                   -------------


                                       PRINCIPAL
                                          AMOUNT

SHORT-TERM INVESTMENT 3.2%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08,
  Proceeds at Maturity
  $16,354,515 (Collateralized
  by a Federal National
  Mortgage Association
  Security with a rate of
  4.88% and a maturity date
  of 4/15/09, with a
  Principal Amount of
  $16,500,000 and a
  Market Value of
  $16,685,460)                       $16,354,379      16,354,379
                                                   -------------
Total Short-Term Investment
  (Cost $16,354,379)                                  16,354,379
                                                   -------------
Total Investments
  (Cost $729,833,272) (c)                  100.4%    503,830,956
Liabilities in Excess of
  Cash and Other Assets                     (0.4)     (2,204,692)
                                           -----    ------------
Net Assets                                 100.0%  $ 501,626,264
                                           =====    ============




(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At October 31, 2008, cost is $746,172,403
     for federal income tax purposes and net
     unrealized depreciation is as follows:




     Gross unrealized appreciation    $   1,104,623
     Gross unrealized depreciation     (243,446,070)
                                      -------------
     Net unrealized depreciation      $(242,341,447)
                                      =============





 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


54    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's assets carried at fair value:

                                    INVESTMENTS IN
 VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices                $127,133,688
Level 2--Other Significant
  Observable Inputs                    376,697,268
Level 3--Significant
  Unobservable Inputs                           --
                                      ------------
TOTAL                                 $503,830,956
                                      ============





The Fund did not hold other financial instruments as of October 31, 2008.


At October 31, 2008, the Fund did not hold any investments with significant unobservable inputs (Level 3).

See Note 2(A) for additional details.

The table below sets forth the diversification of the ICAP International Fund Portfolio investments by country.

COUNTRY COMPOSITION


                                       VALUE    PERCENT(+)
Cayman Islands                  $  3,164,723           0.6%
China                              7,158,644           1.4
Denmark                            9,308,977           1.9
France                            41,060,384           8.2
Germany                           79,253,232          15.8
Hong Kong                          5,509,898           1.1
Italy                              9,297,178           1.9
Japan                             66,546,501          13.3
Netherlands                       32,675,797           6.5
Portugal                          23,125,627           4.6
Singapore                         10,765,907           2.1
Spain                              7,714,334           1.5
Switzerland                       46,887,374           9.3
United Kingdom                   145,008,001          28.9
United States                     16,354,379           3.3
                                ------------         -----
                                 503,830,956         100.4
Liabilities in Excess of Cash
  and Other Assets,               (2,204,692)         (0.4)
                                ------------         -----
Net Assets                      $501,626,264         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost
  $729,833,272)                      $ 503,830,956
Cash denominated in foreign
  currencies (identified cost $147)            137
Receivables:
  Investment securities sold            13,941,432
  Dividends and interest                 1,868,625
  Fund shares sold                         958,047
Other assets                                49,549
                                     -------------
     Total assets                      520,648,746
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased       17,859,480
  Fund shares redeemed                     521,346
  Custodian                                176,673
  Transfer agent (See Note 3)              144,383
  Manager (See Note 3)                     133,102
  Professional fees                         63,793
  Shareholder communication                 62,474
  NYLIFE Distributors (See Note 3)          37,809
  Directors                                  2,317
Accrued expenses                            21,105
                                     -------------
     Total liabilities                  19,022,482
                                     -------------
Net assets                           $ 501,626,264
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share)
  175 million shares authorized      $     225,687
Additional paid-in capital             817,380,802
                                     -------------
                                       817,606,489
Accumulated undistributed net
  investment income                      7,474,755
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (97,351,704)
Net unrealized depreciation on
  investments                         (226,002,316)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies       (100,960)
                                     -------------
Net assets                           $ 501,626,264
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $   8,674,413
                                     =============
Shares of capital stock outstanding        390,921
                                     =============
Net asset value per share
  outstanding                        $       22.19
Maximum sales charge (5.50% of
  offering price)                             1.29
                                     -------------
Maximum offering price per share
  outstanding                        $       23.48
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  73,122,183
                                     =============
Shares of capital stock outstanding      3,294,988
                                     =============
Net asset value per share
  outstanding                        $       22.19
Maximum sales charge (5.50% of
  offering price)                             1.29
                                     -------------
Maximum offering price per share
  outstanding                        $       23.48
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  19,585,764
                                     =============
Shares of capital stock outstanding        889,465
                                     =============
Net asset value and offering price
  per share outstanding              $       22.02
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 389,517,097
                                     =============
Shares of capital stock outstanding     17,509,590
                                     =============
Net asset value and offering price
  per share outstanding              $       22.25
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $     170,167
                                     =============
Shares of capital stock outstanding          7,660
                                     =============
Net asset value and offering price
  per share outstanding              $       22.22
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $   9,444,637
                                     =============
Shares of capital stock outstanding        425,829
                                     =============
Net asset value and offering price
  per share outstanding              $       22.18
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $   1,112,003
                                     =============
Shares of capital stock outstanding         50,253
                                     =============
Net asset value and offering price
  per share outstanding              $       22.13
                                     =============






56    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2008 THROUGH OCTOBER 31, 2008(A) AND THE YEAR ENDED

DECEMBER 31, 2007




                                  2008           2007
INVESTMENT INCOME:
INCOME:
  Dividends (b)              $  25,086,393   $ 18,847,613
  Interest                         209,713        725,031
  Income from securities
     loaned-net                    607,692        459,873
                             -------------   ------------
     Total income               25,903,798     20,032,517
                             -------------   ------------
EXPENSES:
  Manager (See Note 3)           5,294,520      6,089,808
  Transfer agent--Investor
     Class (See Note 3)             18,911             --
  Transfer agent--Class A
     (See Note 3)                  130,823        139,516
  Transfer agent--Class C
     (See Note 3)                   65,855         38,906
  Transfer agent--Classes
     I, R1, R2 and R3 (See
     Note 3)                       527,251        606,923
  Distribution/Service--In-
     vestor Class (See Note
     3)                             15,897             --
  Distribution/Service---
     Class A (See Note 3)          223,964        180,974
  Service--Class C (See
     Note 3)                        63,751         50,467
  Distribution/Service---
     Class R2 (See Note 3)          26,191         16,199
  Distribution/Service---
     Class R3 (See Note 3)           4,478            428
  Custodian                        309,058        240,685
  Distribution--Class C
     (See Note 3)                  191,254        151,401
  Shareholder communication        147,290         61,515
  Professional fees                114,179        130,812
  Registration                     101,105        153,005
  Directors                         29,692         37,271
  Shareholder
     service--Class R1 (See
     Note 3)                           261            125
  Shareholder
     service--Class R2 (See
     Note 3)                        10,476          6,480
  Shareholder
     service--Class R3 (See
     Note 3)                           896             86
  Miscellaneous                     56,714         56,237
                             -------------   ------------
     Total expenses before
       waiver                    7,332,566      7,960,838
  Expense waiver from
     Manager (See Note 3)       (1,404,258)    (1,370,654)
                             -------------   ------------
     Net expenses                5,928,308      6,590,184
                             -------------   ------------
Net investment income           19,975,490     13,442,333
                             -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss)
  on:
  Security transactions        (96,151,806)    96,730,340
  Foreign currency
     transactions                 (116,067)      (288,275)
                             -------------   ------------
Net realized gain (loss) on
  investments and foreign
  currency transactions        (96,267,873)    96,442,065
                             -------------   ------------
Net change in unrealized
  appreciation
  (depreciation) on:
  Security transactions       (283,020,392)   (38,385,418)
  Translation of other
     assets and liabilities
     in foreign currencies        (106,067)         9,343
                             -------------   ------------
Net change in unrealized
  appreciation on
  investments and foreign
  currency transactions       (283,126,459)   (38,376,075)
                             -------------   ------------
Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions       (379,394,332)    58,065,990
                             -------------   ------------
Net increase (decrease) in
  net assets resulting from
  operations                 $(359,418,842)  $ 71,508,323
                             =============   ============




(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Dividends recorded net of foreign withholding taxes in the amount of $1,967,678 and $1,585,704.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2008 THROUGH OCTOBER 31, 2008(A) AND THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006


                              2008           2007           2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income             $  19,975,490  $  13,442,333  $   8,976,287
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions         (96,267,873)    96,442,065     15,931,178
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions        (283,126,459)   (38,376,075)    67,045,268
                     -------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations     (359,418,842)    71,508,323     91,952,733
                     -------------------------------------------
Dividends and distributions to
 shareholders:

 From net investment income:
    Investor Class        (218,406)            --             --
    Class A             (1,769,486)    (1,266,855)      (381,393)
    Class C               (412,042)      (220,909)      (124,796)
    Class I            (12,036,584)   (12,213,821)   (14,009,868)
    Class R1                (5,334)        (2,330)          (548)
    Class R2              (204,865)      (158,306)       (49,994)
    Class R3               (17,094)          (916)          (517)
                     -------------------------------------------
                       (14,663,811)   (13,863,137)   (14,567,116)
                     -------------------------------------------
 From net realized gain on
          investments:
    Class A                     --    (12,490,913)      (336,692)
    Class C                     --     (3,334,810)      (117,763)
    Class I                     --    (77,807,767)    (9,885,198)
    Class R1                    --        (43,677)          (474)
    Class R2                    --     (1,318,733)       (44,044)
    Class R3                    --        (29,976)          (474)
                     -------------------------------------------
                                --    (95,025,876)   (10,384,645)
                     -------------------------------------------
Total dividends and
 distributions to
 shareholders          (14,663,811)  (108,889,013)   (24,951,761)
                     -------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares     $ 256,084,639  $ 456,306,599  $ 537,059,431
 Net asset value
  of shares issued
  to shareholders
  in reinvestment
  of dividends and
  distributions         13,500,997    101,569,005     23,496,046
 Cost of shares
  redeemed (b)        (315,133,476)  (198,271,015)  (208,310,882)
                     -------------------------------------------
 Increase
  (decrease) in net
  assets derived
  from capital
  share
  transactions         (45,547,840)   359,604,589    352,244,595
                     -------------------------------------------
 Net increase
  (decrease) in net
  assets              (419,630,493)   322,223,899    419,245,567

NET ASSETS:
Beginning of period    921,256,757    599,032,858    179,787,291
                     -------------------------------------------
End of period        $ 501,626,264  $ 921,256,757  $ 599,032,858
                     ===========================================
Accumulated
 undistributed net
 investment income
 at end of period    $   7,474,755  $          --  $     334,451
                     -------------------------------------------




(a)  The Fund changed its fiscal year end from December 31 to October 31.

(b) Cost of shares redeemed net of redemption fees of $15,121 for the period ended October 31, 2008, $47,040 for the year ended December 31, 2007 and $63,012 for the year ended December 31, 2006 (See Note 2(K)).



58    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                      CLASS A
                            --------------    -------------------------------------------
                               APRIL 29,       JANUARY 1,                    SEPTEMBER 1,
                                2008**          2008***          YEAR           2006**
                                THROUGH         THROUGH          ENDED          THROUGH
                              OCTOBER 31,     OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                            -------------------------------------------------------------
                                 2008             2008           2007            2006
Net asset value at
  beginning of period           $ 36.83         $ 38.22        $  39.09         $ 37.00
                                -------         -------        --------         -------
Net investment income
  (loss)                           0.47 (a)        0.77 (a)        0.57 (a)        0.00 ++(a)
Net realized and
  unrealized gain (loss)
  on investments                 (14.56)         (16.22)           3.67            3.58
Net realized and
  unrealized loss on
  foreign currency
  transactions                    (0.01)          (0.01)             --              --
                                -------         -------        --------         -------
Total from investment
  operations                     (14.10)         (15.46)           4.24            3.58
                                -------         -------        --------         -------
Less dividends and
  distributions:
  From net investment
     income                       (0.54)          (0.57)          (0.69)          (0.79)
  From net realized gain
     on investments                  --              --           (4.42)          (0.70)
                                -------         -------        --------         -------
Total dividends and
  distributions                   (0.54)          (0.57)          (5.11)          (1.49)
                                -------         -------        --------         -------
Redemption fee                     0.00 ++(a)      0.00 ++(a)      0.00 ++(a)      0.00
                                -------         -------        --------         -------
Net asset value at end of
  period                        $ 22.19         $ 22.19        $  38.22         $ 39.09
                                =======         =======        ========         =======
Total investment return
  (b)(f)                         (38.80%)(c)     (40.97%)(c)      11.20%           9.74%(c)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        2.96% ++        2.78% ++        1.36%           0.04% ++
  Net expenses                     1.24% ++        1.10% ++        1.15%           1.15% ++
  Expenses (before
     reimbursement/waiver)         1.49% ++        1.31% ++        1.33%           1.47% ++(d)
Portfolio turnover rate              79%             79%            109%            155%
Net assets at end of
  period (in 000's)             $ 8,674         $73,122        $121,098         $20,516




                                                           CLASS I
                            ---------------------------------------------------------------------
                             JANUARY 1,
                              2008***
                              THROUGH
                            OCTOBER 31,                    YEAR ENDED DECEMBER 31,

                            ---------------------------------------------------------------------
                                2008         2007        2006        2005        2004       2003
Net asset value at
  beginning of period         $  38.26     $  39.10    $  32.89    $  30.18    $ 24.20    $ 17.45
                              --------     --------    --------    --------    -------    -------
Net investment income
  (loss)                          0.87 (a)     0.78 (a)    0.77 (a)    0.55       0.30       0.39
Net realized and
  unrealized gain (loss)
  on investments                (16.26)        3.59        7.16        5.20 (e)   6.16 (e)   6.72 (e)
Net realized and
  unrealized loss on
  foreign currency
  transactions                   (0.01)          --          --          --         --         --
                              --------     --------    --------    --------    -------    -------
Total from investment
  operations                    (15.40)        4.37        7.93        5.75       6.46       7.11
                              --------     --------    --------    --------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                      (0.61)       (0.79)      (1.03)      (0.54)     (0.30)     (0.41)
  From net realized gain
     on investments                 --        (4.42)      (0.70)      (2.50)     (0.18)        --
                              --------     --------    --------    --------    -------    -------
Total dividends and
  distributions                  (0.61)       (5.21)      (1.73)      (3.04)     (0.48)     (0.41)
                              --------     --------    --------    --------    -------    -------
Redemption fee                    0.00 ++(a)   0.00 ++(a)  0.01 (a)    0.00 ++(e) 0.00 ++(e) 0.05 (e)
                              --------     --------    --------    --------    -------    -------
Net asset value at end of
  period                      $  22.25     $  38.26    $  39.10    $  32.89    $ 30.18    $ 24.20
                              ========     ========    ========    ========    =======    =======
Total investment return
  (b)(f)                        (40.81%)(c)   11.52%      24.30%(d)   19.15%     26.87%     41.85%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                       3.12% ++     1.86%       2.09%       2.05%      1.23%      1.89%
  Net expenses                    0.80% ++     0.80%       0.80%       0.80%      0.80%      0.80%
  Expenses (before
     reimbursement/waiver)        1.01% ++     0.98%       1.01%(d)    1.12%      1.20%      1.57%
Portfolio turnover rate             79%         109%        155%        139%       122%       218%
Net assets at end of
  period (in 000's)           $389,517     $753,984    $568,662    $179,787    $94,158    $45,715




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.
(e)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.





60    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS C
      -----------------------------------------
       JANUARY 1,                  SEPTEMBER 1,
        2008***         YEAR          2006**
        THROUGH         ENDED         THROUGH
      OCTOBER 31,   DECEMBER 31,   DECEMBER 31,

      -----------------------------------------
          2008          2007           2006
        $ 38.04        $ 39.03        $37.00
        -------        -------        ------
           0.54 (a)       0.25 (a)     (0.09)(a)
         (16.12)          3.66          3.56

          (0.01)            --            --
        -------        -------        ------
         (15.59)          3.91          3.47
        -------        -------        ------

          (0.43)         (0.48)        (0.74)
             --          (4.42)        (0.70)
        -------        -------        ------
          (0.43)         (4.90)        (1.44)
        -------        -------        ------
           0.00 ++(a)     0.00 ++(a)    0.00 ++(a)
        -------        -------        ------
        $ 22.02        $ 38.04        $39.03
        =======        =======        ======
         (41.39%)(c)     10.35%         9.44% (c)(d)

           1.98% ++       0.60%        (0.69%)++
           1.96% ++       1.90%         1.90% ++
           2.17% ++       2.08%         2.22% ++(d)
             79%           109%          155%
        $19,586        $32,652        $7,266




                       CLASS R1
      -----------------------------------------
       JANUARY 1,                  SEPTEMBER 1,
        2008***         YEAR          2006**
        THROUGH         ENDED         THROUGH
      OCTOBER 31,   DECEMBER 31,   DECEMBER 31,

      -----------------------------------------
          2008          2007           2006
        $ 38.23        $39.08         $37.00
        -------        ------         ------
           0.82 (a)      0.47 (a)       0.13 (a)
         (16.22)         3.86           3.46

          (0.01)           --             --
        -------        ------         ------
         (15.41)         4.33           3.59
        -------        ------         ------

          (0.60)        (0.76)         (0.81)
             --         (4.42)         (0.70)
        -------        ------         ------
          (0.60)        (5.18)         (1.51)
        -------        ------         ------
           0.00 ++(a)    0.00 ++(a)     0.00 ++(a)
        -------        ------         ------
        $ 22.22        $38.23         $39.08
        =======        ======         ======
         (40.89%)(c)    11.41%          9.78%(c)(d)

           2.95% ++      1.12%          1.04% ++
           0.90% ++      0.90%          0.90% ++
           1.11% ++      1.08%          1.22% ++(d)
             79%          109%           155%
        $   170        $  418         $   27




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              Class R2
                            -------------------------------------------
                             January 1,                    September 1,
                              2008***          Year           2006**
                              through          ended          through
                            October 31,    December 31,    December 31,

                            -------------------------------------------
                                2008           2007            2006

Net asset value at
  beginning of period         $ 38.20         $ 39.08         $37.00
                              -------         -------         ------
Net investment income
  (loss)                         0.74            0.35 (a)      (0.03) (a)
Net realized and
  unrealized gain (loss)
  on investments               (16.20)           3.88           3.61

Net realized and
  unrealized loss on
  foreign currency
  transactions                  (0.01)             --             --
                              -------         -------         ------
Total from investment
  operations                   (15.47)           4.23           3.58
                              -------         -------         ------

Less dividends and
  distributions:
  From net investment
     income                     (0.55)          (0.69)         (0.80)
  From net realized gain
     on investments                --           (4.42)         (0.70)
                              -------         -------         ------
Total dividends and
  distributions                 (0.55)          (5.11)         (1.50)
                              -------         -------         ------
Redemption fee                   0.00 ++(a)      0.00 ++(a)     0.00 ++
                              -------         -------         ------
Net asset value at end of
  period                      $ 22.18         $ 38.20         $39.08
                              =======         =======         ======
Total investment return
  (b)(f)                       (41.00%)(c)      11.16%          9.72%(c)(d)

Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      2.72% ++        0.83%         (0.20%)++
  Net expenses                   1.15% ++        1.15%          1.15% ++
  Expenses (before
     reimbursement/waiver)       1.36% ++        1.33%          1.47% ++(d)
Portfolio turnover rate            79%            109%           155%
Net assets at end of
  period (in 000's)           $ 9,445         $12,816         $2,533




                                              CLASS R3
                            -------------------------------------------
                             JANUARY 1,                    SEPTEMBER 1,
                              2008***          YEAR           2006**
                              THROUGH          ENDED          THROUGH
                            OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                            -------------------------------------------
                                2008           2007            2006

Net asset value at
  beginning of period         $ 38.13         $39.06          $37.00
                              -------         ------          ------
Net investment income
  (loss)                         0.75           0.21 (a)        0.07 (a)
Net realized and
  unrealized gain (loss)
  on investments               (16.24)          3.89            3.45
Net realized and
  unrealized loss on
  foreign currency
  transactions                  (0.01)            --              --
                              -------         ------          ------
Total from investment
  operations                   (15.50)          4.10            3.52
                              -------         ------          ------
Less dividends and
  distributions:
  From net investment
     income                     (0.50)         (0.61)          (0.76)
  From net realized gain
     on investments                --          (4.42)          (0.70)
                              -------         ------          ------
Total dividends and
  distributions                 (0.50)         (5.03)          (1.46)
                              -------         ------          ------
Redemption fee                   0.00 ++(a)     0.00 ++(a)        --
                              -------         ------          ------
Net asset value at end of
  period                      $ 22.13         $38.13          $39.06
                              =======         ======          ======
Total investment return
  (b)(f)                       (41.11%)(c)     10.82%           9.60%(c)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      2.77% ++       0.49%           0.55%++
  Net expenses                   1.40% ++       1.40%           1.40%++
  Expenses (before
     reimbursement/waiver)       1.62% ++       1.58%           1.72%++(d)
Portfolio turnover rate            79%           109%            155%
Net assets at end of
  period (in 000's)           $ 1,112         $  289          $   27




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.
(e)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.





62    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

ICAP Funds, Inc. ("the Company"), was incorporated in the State of Maryland on November 1, 1994. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and offers four separate series (collectively, the "Funds" and each individually, a "Fund"). The Funds are diversified funds.

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       FUNDS
April 30, 2008       MainStay ICAP Global Fund
---------------------------------------------------
December 31, 1997    MainStay ICAP Select Equity
                     and MainStay ICAP
                     International Funds
---------------------------------------------------
December 31, 1994    MainStay ICAP Equity Fund
---------------------------------------------------



Currently, each Fund except the MainStay ICAP Global Fund offers seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. The MainStay ICAP Global Fund offers four classes of shares:
Investor Class, Class A, Class C and Class I. With the exception of the MainStay ICAP Global Fund, each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994, for MainStay ICAP Equity Fund and on December 31, 1997, for MainStay ICAP Select Equity Fund and MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008, for MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008. Effective July 1, 2008, the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund changed their fiscal year ends and tax year ends from December 31 to October 31.

Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1, Class R2 and Class R3 shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 and Class R3 shares.

The investment objective for each of the Funds is as follows:

The MAINSTAY ICAP EQUITY FUND seeks a superior total return with only a moderate degree of risk.

The MAINSTAY ICAP SELECT EQUITY FUND seeks a superior total return.

The MAINSTAY ICAP GLOBAL FUND seeks a superior total return.

The MAINSTAY ICAP INTERNATIONAL FUND seeks a superior total return with income as a secondary objective.

The Funds invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings),

                                                   mainstayinvestments.com    63
both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Investments in money market funds are valued daily at their NAV.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Funds' Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Funds did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Funds principally trade, and the time at which the Funds' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds' Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Funds' policies and procedures.

The Funds adopted Financial Accounting Standards Board (the "FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal period beginning January 1, 2008. (See Note 1.) In accordance with SFAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended October 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: a multi-dimensional relational pricing model, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

A table summarizing the Funds' investments under these levels of classification is included following the Portfolio of Investments for each of the Funds.

(B) FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.



64    MainStay ICAP Funds

In July 2006, the FASB issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Funds' 2007 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Funds' financial statements upon adoption. The Manager continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. For the MainStay ICAP Global Fund and MainStay ICAP International Fund, income dividends are normally paid less frequently, typically on a semi-annual or annual basis. Distributions from net realized capital gains, if any, are declared and paid annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) RECLASSIFICATION. Certain prior year amounts have been reclassified to conform with the current year presentation.

(H) REPURCHASE AGREEMENTS. When the Funds invest in repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward

                                                   mainstayinvestments.com    65
contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 5).

(J) SECURITIES LENDING. In order to realize additional income, the Funds may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Funds do engage in securities lending, the Funds will lend through their custodian, State Street Bank and Trust Company. State Street manages the Funds' cash collateral in accordance with the Lending Agreement between the Funds and State Street, and indemnifies the Funds' portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Funds receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. Each Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

In light of current market conditions, the Funds' Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Funds to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Funds temporarily suspended their participation in the securities lending program and initiated a recall of all securities out on loan. The Funds and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(K) REDEMPTION FEE. The MainStay ICAP Global Fund and MainStay ICAP International Fund impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by these Funds. The redemption fees are included in the Statement of Changes in Net Asset's shares redeemed amount and retained by these Funds.

(L) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life") serves as the Funds' Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. Institutional Capital LLC ("ICAP" or "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as Subadvisor to the Funds and is responsible for the day-to-day portfolio management of the Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that Fund.

Effective August 1, 2008, NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP Equity Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP Equity Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Funds invest) do not exceed the following percentages of average daily


66    MainStay ICAP Funds
net assets: Investor Class, 1.19%; Class A, 1.19%; Class C, 1.94%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15%; and Class R3, 1.40%. This expense cap agreement cannot be modified or terminated before May 1, 2009. After May 1, 2009, this expense limitation agreement may be modified or terminated only with the approval of the Board of Directors. There is no guarantee that the contractual waiver/reimbursement will continue after that date. Prior to August 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitation for Investor Class, Class A, Class C, Class I, Class R1, Class R2, and Class R3 shares the same as in the August 1, 2008 Agreement.

Effective August 1, 2008, NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP Global Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP Global Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Funds invest) do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This expense limitation agreement may be modified or terminated only with the approval of the Board of Directors. There is no guarantee that this agreement will continue after that date.

Effective August 25, 2008, NYLIM entered into a written expense limitation agreement to waive a portion of the MainStay ICAP International and MainStay ICAP Select Equity's management fee or reimburse expenses so that the Funds' Class I total ordinary operating expenses (total ordinary fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Funds invest) on an annualized basis do not exceed 0.80%. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of each of the Funds. This expense limitation agreement may be modified or terminated only with the approval of the Board of Directors. There is no guarantee that this agreement will continue after that date. Prior to August 25, 2008, NYLIM had a similar expense limitation agreement in place with respect to these Funds.

Effective May 1, 2007, and as amended to include MainStay ICAP Global Fund, NYLIM may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to the expense limitation agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the period ended October 31, 2008, NYLIM earned fees from the Funds and waived/reimbursed such amounts pursuant to the contractual expenses limitations described above as follows:

                                                  FEES
                                           REIMBURSED/
                             FEES EARNED        WAIVED
MainStay ICAP Equity Fund    $ 6,842,025    $1,419,195
------------------------------------------------------
MainStay ICAP Select Equity
  Fund                        13,233,536     2,359,203
------------------------------------------------------
MainStay ICAP Global Fund        173,375       181,628
------------------------------------------------------
MainStay ICAP International
  Fund                         5,294,520     1,404,258
------------------------------------------------------



As of October 31, 2008, the amounts of reimbursed/waived fees subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                              OCTOBER 31,
                              2010         2011        TOTAL
MainStay ICAP Equity
  Fund                  $1,025,450   $1,419,195   $2,444,645
------------------------------------------------------------
MainStay ICAP Select
  Equity Fund            1,564,948    2,359,203    3,924,151
------------------------------------------------------------
MainStay ICAP Global
  Fund                          --      181,628      181,628
------------------------------------------------------------
MainStay ICAP
  International Fund       995,868    1,404,258    2,400,126
------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to each class of shares, other than the Class I shares and Class R1 shares, have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor

                                                   mainstayinvestments.com    67

Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class C shares. The Class C Plan provides that the Class C shares of the Funds also incur a monthly fee, which is an expense of the Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from each applicable Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares of each applicable Fund.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the period ended October 31, 2008, as follows:

 MAINSTAY ICAP EQUITY FUND
Investor Class                          $3,733
----------------------------------------------
Class A                                  3,401
----------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Investor Class                         $ 3,331
----------------------------------------------
Class A                                 12,440
----------------------------------------------




 MAINSTAY ICAP GLOBAL FUND
Investor Class                           $296
---------------------------------------------
Class A                                   222
---------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Investor Class                          $3,856
----------------------------------------------
Class A                                  5,275
----------------------------------------------



The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the period ended October 31, 2008, as follows:

 MAINSTAY ICAP EQUITY FUND
Investor Class                          $    1
----------------------------------------------
Class A                                    230
----------------------------------------------
Class C                                  1,884
----------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Investor Class                         $    --
----------------------------------------------
Class A                                  2,617
----------------------------------------------
Class C                                 29,851
----------------------------------------------




 MAINSTAY ICAP GLOBAL FUND
Investor Class                          $   --
----------------------------------------------
Class A                                  1,945
----------------------------------------------
Class C                                     26
----------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Investor Class                          $  254
----------------------------------------------
Class A                                  1,742
----------------------------------------------
Class C                                  9,993
----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an Amended and Restated Transfer Agency and Services Agreement. NYLIM Service has entered into a Sub-Transfer Agency and Services Agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds for the period ended October 31, 2008 were as follows:

MainStay ICAP Equity Fund             $1,007,950
------------------------------------------------
MainStay ICAP Select Equity Fund       1,604,780
------------------------------------------------
MainStay ICAP Global Fund                  3,481
------------------------------------------------
MainStay ICAP International Fund         742,840
------------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee


68    MainStay ICAP Funds
on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in the transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. As of October 31, 2008, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

                                          PERCENTAGE OF
 MAINSTAY ICAP EQUITY FUND        VALUE      NET ASSETS
Class A                     $    20,874             0.1%
-------------------------------------------------------
Class C                          19,610             0.4
-------------------------------------------------------
Class I                      39,288,718             5.4
-------------------------------------------------------
Class R1                         19,131             1.4
-------------------------------------------------------
Class R2                         19,022             2.4
-------------------------------------------------------
Class R3                         18,919            26.4
-------------------------------------------------------


 MAINSTAY ICAP SELECT                     PERCENTAGE OF
 EQUITY FUND                      VALUE      NET ASSETS
Class A                     $    19,575             0.0%++
-------------------------------------------------------
Class C                          19,255             0.0++
-------------------------------------------------------
Class R1                         19,670             0.4
-------------------------------------------------------
Class R2                         19,554             0.2
-------------------------------------------------------
Class R3                         19,461             0.7
-------------------------------------------------------

                                          PERCENTAGE OF
 MAINSTAY ICAP GLOBAL FUND        VALUE      NET ASSETS
Class A                     $    32,350             8.7%
-------------------------------------------------------
Class C                          16,125            79.5
-------------------------------------------------------
Class I                      30,542,686            96.5
-------------------------------------------------------

 MAINSTAY ICAP                            PERCENTAGE OF
 INTERNATIONAL FUND               VALUE      NET ASSETS
Class A                     $    18,006             0.0%++
-------------------------------------------------------
Class C                          17,697             0.1
-------------------------------------------------------
Class I                       2,818,625             0.7
-------------------------------------------------------
Class R1                         18,074            10.6
-------------------------------------------------------
Class R2                         17,989             0.2
-------------------------------------------------------
Class R3                         17,883             1.6
-------------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the period ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay ICAP Equity Fund               $34,613
-----------------------------------------------
MainStay ICAP Select Equity Fund         65,448
-----------------------------------------------
MainStay ICAP Global Fund                   544
-----------------------------------------------
MainStay ICAP International Fund         27,251
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                    ACCUMULATED
                                                    CAPITAL AND        OTHER      UNREALIZED          TOTAL
                                        ORDINARY     OTHER GAIN    TEMPORARY    APPRECIATION    ACCUMULATED
                                          INCOME         (LOSS)  DIFFERENCES  (DEPRECIATION)    GAIN (LOSS)
MainStay ICAP Equity Fund             $5,566,977  $ (72,168,018)       $  --   $(202,018,139) $(268,619,180)
-----------------------------------------------------------------------------------------------------------
MainStay ICAP Select Equity Fund       2,374,991   (288,246,861)          --    (454,955,694)  (740,827,564)
-----------------------------------------------------------------------------------------------------------
MainStay ICAP Global Fund                247,135     (5,024,985)          --     (12,697,205)   (17,475,055)
-----------------------------------------------------------------------------------------------------------
MainStay ICAP International Fund       7,482,730    (81,012,572)          --    (242,450,383)  (315,980,225)
-----------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals and mark to market on forward contracts.

The following table discloses the current period reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments, arising from permanent differences; net assets at October 31, 2008 are not affected.



                                                   mainstayinvestments.com    69

                                                                           ACCUMULATED
                                                        ACCUMULATED  UNDISTRIBUTED NET
                                                  UNDISTRIBUTED NET      REALIZED GAIN
                                                  INVESTMENT INCOME          (LOSS) ON       ADDITIONAL
                                                             (LOSS)        INVESTMENTS  PAID-IN CAPITAL
MainStay ICAP Equity Fund                                $4,656,858        $(4,656,857)             $(1)
-------------------------------------------------------------------------------------------------------
MainStay ICAP Select Equity Fund                          1,061,290         (1,061,292)               2
-------------------------------------------------------------------------------------------------------
MainStay ICAP Global Fund                                    (6,015)             6,015               --
-------------------------------------------------------------------------------------------------------
MainStay ICAP International Fund                          2,163,076         (2,163,076)              --
-------------------------------------------------------------------------------------------------------



The reclassifications for the Funds are primarily due to distribution redesignations and foreign currency gain (loss).

As of October 31, 2008, for federal income tax purposes, capital loss carryforwards of $72,168,018 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY ICAP EQUITY FUND

  CAPITAL LOSS AVAILABLE
         THROUGH                AMOUNTS (000'S)
           2016                     $72,168
----------------------------------------------------



As of October 31, 2008, for federal income tax purposes, capital loss carryforwards of $288,246,861 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY ICAP SELECT EQUITY FUND

  CAPITAL LOSS AVAILABLE
         THROUGH                AMOUNTS (000'S)
           2016                     $288,247
----------------------------------------------------



As of October 31, 2008, for federal income tax purposes, capital loss carryforwards of $5,024,985 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY ICAP GLOBAL FUND

  CAPITAL LOSS AVAILABLE
         THROUGH                AMOUNTS (000'S)
           2016                      $5,025
----------------------------------------------------



As of October 31, 2008, for federal income tax purposes, capital loss carryforwards of $81,012,572 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY ICAP INTERNATIONAL FUND

  CAPITAL LOSS AVAILABLE
         THROUGH                AMOUNTS (000'S)
           2016                     $81,013
----------------------------------------------------



The tax character of distributions paid during the period ended October 31, 2008 and the years ended December 31, 2007 and 2006 shown in the Statement of Changes in Net Assets, were as follows:

                                            2008                          2007                          2006
                                ----------------------------  ----------------------------  ----------------------------
                                    TAX-BASED      TAX-BASED      TAX-BASED      TAX-BASED      TAX-BASED      TAX-BASED
                                DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS
                                         FROM           FROM           FROM           FROM           FROM           FROM
                                     ORDINARY      LONG-TERM       ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
                                       INCOME          GAINS         INCOME          GAINS         INCOME          GAINS
MainStay ICAP Equity Fund         $10,975,627     $3,577,769   $ 45,307,345   $101,270,352    $30,351,786    $60,517,056
------------------------------------------------------------------------------------------------------------------------
MainStay ICAP Select Equity
  Fund                             26,320,032      1,061,290    121,134,279    142,620,222     46,484,290     20,332,849
------------------------------------------------------------------------------------------------------------------------
MainStay ICAP Global Fund             232,993             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
MainStay ICAP International
  Fund                             13,694,740        969,071     59,947,220     48,941,793     19,711,443      5,240,318
------------------------------------------------------------------------------------------------------------------------






70    MainStay ICAP Funds

NOTE 5--FOREIGN CURRENCY:

As of October 31, 2008, the MainStay ICAP International Fund held the following foreign currency:

                               CURRENCY   COST   VALUE
Euro                               E108   $147    $137
------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 7--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the period ended October 31, 2008.

NOTE 8--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2008, purchase and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:


                                    MAINSTAY ICAP         MAINSTAY ICAP SELECT        MAINSTAY ICAP           MAINSTAY ICAP
                                     EQUITY FUND              EQUITY FUND              GLOBAL FUND         INTERNATIONAL FUND
                               -----------------------  -----------------------  ----------------------  --------------- -------
                                PURCHASES        SALES   PURCHASES        SALES  PURCHASES        SALES  PURCHASES         SALES
U.S. Government securities     $       --   $       --  $       --   $       --    $    --      $    --   $     --      $     --
-------------------------------------------------------------------------------------------------------------------- -----------
All others                      1,103,971    1,064,735   2,502,556    2,257,387     81,160       30,936    609,454       666,173
-------------------------------------------------------------------------------------------------------------------- -----------
Total                          $1,103,971   $1,064,735  $2,502,556   $2,257,387    $81,160      $30,936   $609,454      $666,173
-------------------------------------------------------------------------------------------------------------------- -----------



NOTE 9--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

MAINSTAY ICAP EQUITY FUND

 INVESTOR CLASS                  SHARES        AMOUNT
Ten month period ended October
  31, 2008 (a):
Shares sold                      33,335   $ 1,173,013
Shares issued to shareholders
  in reinvestment of dividends    3,338       117,020
Shares redeemed                 (56,770)   (1,922,562)
                                ---------------------
Net decrease in shares:
  outstanding before
  conversion                    (20,097)     (632,529)
Shares converted into Investor
  Class (See Note 1)            444,230    17,776,192
Shares converted from Investor
  Class (See Note 1)            (23,447)     (792,982)
                                ---------------------
Net increase                    400,686   $16,350,681
                                =====================



(a) Investor Class shares were first offered on April 29, 2008.



                                                   mainstayinvestments.com    71

 CLASS A                          SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                      286,944   $  10,638,227
Shares issued to
  shareholders in
  reinvestment of dividends       10,216         372,304
Shares redeemed                 (302,221)    (10,888,936)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                      (5,061)       (121,595)
Shares converted into Class
  A (See Note 1)                  23,454         792,982
Shares converted from Class
  A (See Note 1)                (444,337)    (17,776,192)
                              --------------------------
Net decrease                    (425,944)  $ (16,861,615)
                              ==========================
Year ended December 31,
  2007:
Shares sold                      415,309   $  19,362,718
Shares issued in connection
  with acquisition of
  MainStay All Cap Value
  Fund                           704,165      33,195,026
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              145,508       5,993,982
Shares redeemed                 (179,719)     (8,348,968)
                              --------------------------
Net increase                   1,085,263   $  50,202,758
                              ==========================
Year ended December 31,
  2006:
Shares sold                      144,440   $   6,766,799
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               10,524         470,249
Shares redeemed                   (3,939)       (183,938)
                              --------------------------
Net increase                     151,025   $   7,053,110
                              ==========================


 CLASS C                          SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                       53,221   $   1,963,966
Shares issued to
  shareholders in
  reinvestment of dividends          876          31,597
Shares redeemed                  (75,795)     (2,610,814)
                              --------------------------
Net decrease                     (21,698)  $    (615,251)
                              ==========================
Year ended December 31,
  2007:
Shares sold                       99,295   $   4,592,564
Shares issued in connection
  with acquisition of
  MainStay All Cap Value
  Fund                            69,888       3,287,255
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               18,838         772,624
Shares redeemed                  (23,054)     (1,064,777)
                              --------------------------
Net increase                     164,967   $   7,587,666
                              ==========================
Year ended December 31,
  2006:
Shares sold                       40,324   $   1,894,048
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                2,522         112,572
Shares redeemed                     (105)         (5,042)
                              --------------------------
Net increase                      42,741   $   2,001,578
                              ==========================


 CLASS I                          SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                    8,735,309   $ 317,797,806
Shares issued to
  shareholders in
  reinvestment of dividends      383,888      13,838,035
Shares redeemed               (7,010,732)   (254,200,872)
                              --------------------------
Net increase                   2,108,465   $  77,434,969
                              ==========================
Year ended December 31,
  2007:
Shares sold                    5,804,353   $ 274,710,443
Shares issued in connection
  with acquisition of
  MainStay All Cap Value
  Fund                         2,768,247     130,604,508
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,332,052     138,294,099
Shares redeemed               (8,675,521)   (409,437,219)
                              --------------------------
Net increase                   3,229,131   $ 134,171,831
                              ==========================
Year ended December 31,
  2006:
Shares sold                    5,217,908   $ 234,492,226
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,005,801      89,574,354
Shares redeemed               (4,839,655)   (217,623,098)
                              --------------------------
Net increase                   2,384,054   $ 106,443,482
                              ==========================





72    MainStay ICAP Funds

 CLASS R1                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                       32,120   $   1,092,364
Shares issued to
  shareholders in
  reinvestment of dividends          165           4,114
Shares redeemed                   (7,886)       (285,400)
                              --------------------------
Net increase                      24,399   $     811,078
                              ==========================
Year ended December 31,
  2007:
Shares sold                       23,611   $   1,129,892
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                3,192         131,051
Shares redeemed                   (1,315)        (61,498)
                              --------------------------
Net increase                      25,488   $   1,199,445
                              ==========================
Year ended December 31,
  2006:
Shares sold                          825   $      37,500
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   67           2,983
                              --------------------------
Net increase                         892   $      40,483
                              ==========================


 CLASS R2                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                        3,022   $     113,827
Shares issued to
  shareholders in
  reinvestment of dividends          337          12,110
Shares redeemed                   (2,203)        (76,737)
                              --------------------------
Net increase                       1,156   $      49,200
                              ==========================
Year ended December 31,
  2007:
Shares sold                          632   $      29,843
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                3,593         148,772
Shares redeemed                   (2,175)       (102,658)
                              --------------------------
Net increase                       2,050   $      75,957
                              ==========================
Year ended December 31,
  2006:
Shares sold                       23,835   $   1,163,952
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                2,093          93,513
Shares redeemed                     (142)         (6,357)
                              --------------------------
Net increase                      25,786   $   1,251,108
                              ==========================


 CLASS R3                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                        1,021   $      37,552
Shares issued to
  shareholders in
  reinvestment of dividends           21             765
Shares redeemed                       (6)           (197)
                              --------------------------
Net increase                       1,036   $      38,120
                              ==========================
Year ended December 31,
  2007:
Shares sold                          828   $      38,666
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  191           7,878
Shares redeemed                       (5)           (249)
                              --------------------------
Net increase                       1,014   $      46,295
                              ==========================
Year ended December 31,
  2006:
Shares sold                          558   $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   50           2,245
                              --------------------------
Net increase                         608   $      27,245
                              ==========================

MAINSTAY ICAP SELECT EQUITY FUND

 INVESTOR CLASS                   SHARES          AMOUNT
Ten month period ended
  October 31, 2008 (a):
Shares sold                       55,163   $   1,813,523
Shares issued to
  shareholders in
  reinvestment of dividends        2,213          72,574
Shares redeemed                  (35,399)     (1,132,948)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                      21,977         753,149
Shares converted into
  Investor Class (See Note
  1)                             302,933      11,275,222
Shares converted from
  Investor Class (See Note
  1)                             (28,240)       (899,230)
                              --------------------------
Net increase                     296,670   $  11,129,141
                              ==========================




(a) Investor Class shares were first offered on April 29, 2008.



                                                   mainstayinvestments.com    73

 CLASS A                          SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                    3,928,402   $ 135,894,933
Shares issued to
  shareholders in
  reinvestment of dividends       45,725       1,544,608
Shares redeemed               (2,304,355)    (75,992,439)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   1,669,772      61,447,102
Shares converted into Class
  A (See Note 1)                  28,241         899,230
Shares converted from Class
  A (See Note 1)                (302,933)    (11,275,222)
                             ---------------------------
Net increase                   1,395,080   $  51,071,110
                             ===========================
Year ended December 31,
  2007:
Shares sold                    3,848,641   $ 168,617,640
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              352,164      13,614,344
Shares redeemed                 (445,352)    (19,537,771)
                             ---------------------------
Net increase                   3,755,453   $ 162,694,213
                             ===========================
Year ended December 31,
  2006:
Shares sold                      396,104   $  16,498,267
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                9,746         402,997
Shares redeemed                   (8,843)       (374,265)
                             ---------------------------
Net increase                     397,007   $  16,526,999
                             ===========================


 CLASS C                          SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                      977,672   $  34,244,280
Shares issued to
  shareholders in
  reinvestment of dividends        5,811         196,326
Shares redeemed                 (293,917)     (9,390,300)
                             ---------------------------
Net increase                     689,566   $  25,050,306
                             ===========================
Year ended December 31,
  2007:
Shares sold                    1,094,684   $  47,860,866
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               80,962       3,112,071
Shares redeemed                  (71,195)     (3,100,341)
                             ---------------------------
Net increase                   1,104,451   $  47,872,596
                             ===========================
Year ended December 31,
  2006:
Shares sold                       77,264   $   3,181,101
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                1,987          82,074
Shares redeemed                       (6)           (262)
                             ---------------------------
Net increase                      79,245   $   3,262,913
                             ===========================


 CLASS I                          SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                   18,411,054   $ 630,015,809
Shares issued to
  shareholders in
  reinvestment of dividends      676,111      22,909,222
Shares redeemed              (16,557,583)   (546,077,427)
                             ---------------------------
Net increase                   2,529,582   $ 106,847,604
                             ===========================
Year ended December 31,
  2007:
Shares sold                   15,404,159   $ 674,438,793
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            5,805,246     225,823,990
Shares redeemed               (9,745,245)   (421,744,621)
                             ---------------------------
Net increase                  11,464,160   $ 478,518,162
                             ===========================
Year ended December 31,
  2006:
Shares sold                   21,043,616   $ 822,125,038
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,499,204      61,544,480
Shares redeemed               (4,740,793)   (188,334,668)
                             ---------------------------
Net increase                  17,802,027   $ 695,334,850
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                      198,686   $   6,703,956
Shares issued to
  shareholders in
  reinvestment of dividends        1,328          44,853
Shares redeemed                  (31,252)       (981,204)
                             ---------------------------
Net increase                     168,762   $   5,767,605
                             ===========================
Year ended December 31,
  2007:
Shares sold                       31,527   $   1,398,524
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                4,335         167,491
Shares redeemed                     (300)        (12,291)
                             ---------------------------
Net increase                      35,562   $   1,553,724
                             ===========================
Year ended December 31,
  2006:
Shares sold                        1,448   $      59,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   59           2,414
                             ---------------------------
Net increase                       1,507   $      61,414
                             ===========================





74    MainStay ICAP Funds

 CLASS R2                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                      193,034   $   6,358,000
Shares issued to
  shareholders in
  reinvestment of dividends        3,944         133,329
Shares redeemed                 (103,373)     (3,425,302)
                             ---------------------------
Net increase                      93,605   $   3,066,027
                             ===========================
Year ended December 31,
  2007:
Shares sold                      327,632   $  14,879,977
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               39,733       1,535,983
Shares redeemed                  (40,355)     (1,806,409)
                             ---------------------------
Net increase                     327,010   $  14,609,551
                             ===========================
Year ended December 31,
  2006:
Shares sold                          634   $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   26           1,092
                             ---------------------------
Net increase                         660   $      26,092
                             ===========================


 CLASS R3                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                      126,942   $   3,619,465
Shares issued to
  shareholders in
  reinvestment of dividends          190           6,554
Shares redeemed                  (16,164)       (521,901)
                             ---------------------------
Net increase                     110,968   $   3,104,118
                             ===========================
Year ended December 31,
  2007:
Shares sold                        7,155   $     312,744
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  793          30,553
Shares redeemed                   (3,837)       (151,857)
                             ---------------------------
Net increase                       4,111   $     191,440
                             ===========================
Year ended December 31,
  2006:
Shares sold                          634   $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   26           1,078
                             ---------------------------
Net increase                         660   $      26,078
                             ===========================




MAINSTAY ICAP GLOBAL FUND (B)
 INVESTOR CLASS                   SHARES     AMOUNT
Six month period ended October
  31, 2008:
Shares sold                       24,647   $194,565
Shares issued to shareholders in
  reinvestment of dividends           24        221
Shares redeemed                   (9,274)   (61,665)
                                  -----------------
Net increase in shares
  outstanding before conversion   15,397    133,121
Shares converted from Investor
  Class
  (See Note 1)                    (6,727)   (60,883)
                                  -----------------
Net increase                       8,670   $ 72,238
                                  =================





 CLASS A                         SHARES       AMOUNT
Six month period ended October
  31, 2008:
Shares sold                     110,426   $1,007,296
Shares issued to shareholders
  in reinvestment of dividends      287        2,660
Shares redeemed                 (59,622)    (506,578)
                                --------------------
Net increase in shares
  outstanding before
  conversion                     51,091      503,378
Shares converted into Class A
  (See Note 1)                    6,727       60,883
                                --------------------
Net increase                     57,818   $  564,261
                                ====================




 CLASS C                          SHARES    AMOUNT
Six month period ended October
  31, 2008:
Shares sold                        3,444   $33,569
Shares issued to shareholders in
  reinvestment of dividends            1        10
Shares redeemed                     (299)   (2,631)
                                  ----------------
Net increase                       3,146   $30,948
                                  ================




 CLASS I                          SHARES        AMOUNT
Six month period ended
  October 31, 2008:
Shares sold                    5,054,755   $50,221,021
Shares issued to shareholders
  in reinvestment of
  dividends                          177         1,640
Shares redeemed                 (165,100)   (1,303,179)
                               -----------------------
Net increase                   4,889,832   $48,919,482
                               =======================



(b) The MainStay ICAP Global Fund commenced operations on April 30, 2008.



                                                   mainstayinvestments.com    75

MAINSTAY ICAP INTERNATIONAL FUND
 INVESTOR CLASS                  SHARES        AMOUNT
Ten month period ended October
  31, 2008 (a):
Shares sold                      56,359   $ 1,850,843
Shares issued to shareholders
  in reinvestment of dividends    6,317       216,374
Shares redeemed                 (54,869)   (1,615,563)
                                ---------------------
Net increase in shares
  outstanding before
  conversion                      7,807       451,654
Shares converted into Investor
  Class
  (See Note 1)                  416,421    15,283,173
Shares converted from Investor
  Class (See Note 1)            (33,307)   (1,009,990)
                                ---------------------
Net increase                    390,921   $14,724,837
                                =====================



(a) Investor Class shares were first offered on April 29, 2008.


 CLASS A                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                   1,731,152   $  56,473,005
Shares issued to
  shareholders in
  reinvestment of dividends      40,933       1,401,289
Shares redeemed              (1,262,361)    (39,649,416)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                    509,724      18,224,878
Shares converted into Class
  A
  (See Note 1)                   33,319       1,009,990
Shares converted from Class
  A
  (See Note 1)                 (416,421)    (15,283,173)
                             --------------------------
Net increase                    126,622   $   3,951,695
                             ==========================
Year ended December 31,
  2007:
Shares sold                   2,844,936   $ 119,266,166
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             293,042      10,984,885
Shares redeemed                (494,411)    (20,556,318)
                             --------------------------
Net increase                  2,643,567   $ 109,694,733
                             ==========================
Year ended December 31,
  2006:
Shares sold                     516,624   $  19,815,638
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              13,308         514,201
Shares redeemed                  (5,133)       (201,784)
                             --------------------------
Net increase                    524,799   $  20,128,055
                             ==========================


 CLASS C                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                     312,811   $  10,602,902
Shares issued to
  shareholders in
  reinvestment of dividends       8,585         292,460
Shares redeemed                (290,241)     (9,060,793)
                             --------------------------
Net increase                     31,155   $   1,834,569
                             ==========================
Year ended December 31,
  2007:
Shares sold                     674,877   $  28,045,652
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              63,930       2,383,284
Shares redeemed                 (66,675)     (2,743,924)
                             --------------------------
Net increase                    672,132   $  27,685,012
                             ==========================
Year ended December 31,
  2006:
Shares sold                     188,163   $   7,154,460
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               3,770         145,492
Shares redeemed                  (5,755)       (219,765)
                             --------------------------
Net increase                    186,178   $   7,080,187
                             ==========================


 CLASS I                         SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                   5,468,828   $ 179,305,833
Shares issued to
  shareholders in
  reinvestment of dividends     331,711      11,367,719
Shares redeemed              (7,996,130)   (261,152,274)
                             --------------------------
Net decrease                 (2,195,591)  $ (70,478,722)
                             ==========================
Year ended December 31,
  2007:
Shares sold                   7,074,228   $ 296,966,538
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           2,298,757      86,648,449
Shares redeemed              (4,213,090)   (173,693,332)
                             --------------------------
Net increase                  5,159,895   $ 209,921,655
                             ==========================
Year ended December 31,
  2006:
Shares sold                  14,120,094   $ 507,522,312
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             594,174      22,740,302
Shares redeemed              (5,634,831)   (207,874,861)
                             --------------------------
Net increase                  9,079,437   $ 322,387,753
                             ==========================





76    MainStay ICAP Funds

 CLASS R1                        SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                         917   $      30,232
Shares issued to
  shareholders in
  reinvestment of dividends         152           5,207
Shares redeemed                  (4,344)       (135,734)
                             --------------------------
Net decrease                     (3,275)  $    (100,295)
                             ==========================
Year ended December 31,
  2007:
Shares sold                       9,552   $     405,707
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               1,208          44,963
Shares redeemed                    (527)        (21,287)
                             --------------------------
Net increase                     10,233   $     429,383
                             ==========================
Year ended December 31,
  2006:
Shares sold                         676   $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  26           1,022
                             --------------------------
Net increase                        702   $      26,022
                             ==========================


 CLASS R2                        SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                     186,716   $   6,071,081
Shares issued to
  shareholders in
  reinvestment of dividends       5,989         204,865
Shares redeemed                (102,395)     (3,152,401)
                             --------------------------
Net increase                     90,310   $   3,123,545
                             ==========================
Year ended December 31,
  2007:
Shares sold                     261,195   $  11,349,823
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              39,338       1,477,039
Shares redeemed                 (29,848)     (1,247,445)
                             --------------------------
Net increase                    270,685   $  11,579,417
                             ==========================
Year ended December 31,
  2006:
Shares sold                      62,774   $   2,517,021
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               2,434          94,038
Shares redeemed                    (374)        (14,472)
                             --------------------------
Net increase                     64,834   $   2,596,587
                             ==========================


 CLASS R3                        SHARES          AMOUNT
Ten month period ended
  October 31, 2008:
Shares sold                      53,973   $   1,750,743
Shares issued to
  shareholders in
  reinvestment of dividends         383          13,083
Shares redeemed                 (11,683)       (367,295)
                             --------------------------
Net increase                     42,673   $   1,396,531
                             ==========================
Year ended December 31,
  2007:
Shares sold                       6,278   $     272,713
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                 818          30,385
Shares redeemed                    (217)         (8,709)
                             --------------------------
Net increase                      6,879   $     294,389
                             ==========================
Year ended December 31,
  2006:
Shares sold                         676   $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  25             991
                             --------------------------
Net increase                        701   $      25,991
                             ==========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ICAP Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ICAP Funds, Inc., comprising the MainStay ICAP Equity, MainStay ICAP Select Equity, MainStay ICAP Global and MainStay ICAP International Fund (each a "Fund" and collectively, the "Funds") as of October 31, 2008, and the related statements of operations for the period ended October 31, 2008 and the year ended December 31, 2007, and the statements of changes in net assets and the financial highlights for the period ended October 31, 2008, and each of the years or periods in the two-year period ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the years in the two-year period ended December 31, 2005 were audited by other auditors, whose report dated January 27, 2006 expressed an unqualified opinion thereon. The financial highlights for the year ended December 31, 2003 were audited by other auditors, whose report dated January 30, 2004 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising ICAP Funds, Inc. as of October 31, 2008, the results of their operations for the period ended October 31, 2008 and the year ended December 31, 2007, and the changes in their net assets and the financial highlights for the period ended October 31, 2008, and each of the years in the two-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



78    MainStay ICAP Funds

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the MainStay ICAP Global Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund.

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that the manager, New York Life Investment Management LLC ("NYLIM") and subadviser, Institutional Capital LLC ("Institutional Capital"), a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of NYLIM, proposed to provide to the Fund. The Board evaluated NYLIM's and Institutional Capital's experience in serving as manager of other mutual funds under the Board's supervision, together with their experience in servicing a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's and Institutional Capital's performance in fulfilling their responsibilities for overseeing the Fund's legal and compliance environment. The Board considered the scope and quality of NYLIM's services to be provided to the Fund's shareholders (including services to be provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM and Institutional Capital who would provide investment management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's and Institutional Capital's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's and Institutional Capital's experience, personnel, operations and resources.

In connection with the foregoing considerations, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to shareholders. The Board discussed with management and the Fund's proposed portfolio management team the Fund's investment processes, strategies and risks. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Institutional Capital.

In evaluating the management fees proposed to be paid by the Fund in an amount equal to 0.80% of the average daily net assets of the Fund, the Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, and the fees and expenses of other outside mutual funds, that follow world stock investment strategies similar to the Fund. In addition, the Board considered NYLIM's agreement to contractually limit the Fund's total operating expenses. The Board also considered that, in addition to the fees that NYLIM would earn as the Fund's manager, NYLIM affiliates would also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. In addition, the Board recognized the benefits to NYLIM from legally permitted "soft dollar" arrangements by which brokers might provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. Based on these considerations, the Board concluded that the management and subadvisory fees were reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board noted that the Fund is a new fund, and that it therefore is difficult to predict future asset growth for the Fund. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's current expense structure reflects reasonable economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows.

In addition, the Board considered information provided by NYLIM on the projected costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM and its affiliates (including Institutional Capital). It considered NYLIM's and Institutional Capital's investments in

                                                   mainstayinvestments.com    79
personnel and systems necessary to manage the Fund. The Board also considered the profitability that may be realized by NYLIM and its affiliates due to their overall relationship with the Fund, while noting that profitability information for new funds generally is largely based on assumption. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM, if any, were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Directors, concluded that the terms of the Agreements for the Fund were reasonable, and that approval of the Agreements was in the best interests of the Fund.

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements.




80    MainStay ICAP Funds

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (October 31, 2008), as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


MainStay ICAP Equity Fund             $3,577,769
------------------------------------------------
MainStay ICAP Select Equity Fund      $1,061,290
------------------------------------------------
MainStay ICAP Global Fund             $       --
------------------------------------------------
MainStay ICAP International Fund      $  969,071
------------------------------------------------



In accordance with federal tax law, the MainStay ICAP Global Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2008:

- the total amount of taxes paid to foreign countries was $36,846

- the total amount of income sourced from foreign countries was $492,997

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2008:

- the total amount of taxes paid to foreign countries was $1,967,678

- the total amount of income sourced from foreign countries was $26,122,496

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with form 1099-DIV, which will be mailed during January 2009.

For the fiscal year ended October 31, 2008, the Funds designates approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:


MainStay ICAP Equity Fund             $18,085,692
-------------------------------------------------
MainStay ICAP Select Equity Fund      $35,699,494
-------------------------------------------------
MainStay ICAP Global Fund             $   632,548
-------------------------------------------------
MainStay ICAP International Fund      $17,396,670
-------------------------------------------------



The dividends paid by the following funds during the fiscal year ended October 31, 2008 should be multiplied by the following percentage to arrive at the amount eligible for qualified interest income and for the corporate dividend-received deduction.

                                    QII%   DRD%
MainStay ICAP Equity Fund            1.4%  92.8%
-----------------------------------------------
MainStay ICAP Select Equity Fund     3.7%  99.1%
-----------------------------------------------
MainStay ICAP Global Fund             --   40.8%
-----------------------------------------------
MainStay ICAP International Fund     1.1%    --%
-----------------------------------------------



In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    81

DIRECTORS AND OFFICERS

The Directors oversee the Funds, the Manager and the Subadvisor. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Funds includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Director, Eclipse
           September       (since April 2008) of New                    Funds Inc. since September
           2008            York Life Investment                         2008 (22 funds); Trustee,
                           Management LLC and New York                  The MainStay Funds since
                           Life Investment Management                   September 2008, (21 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



82    MainStay ICAP Funds

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Director        (since 1990)                                Eclipse Funds (3 funds);
           since 2006                                                  Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Trustee, The
           Expert since    and Compliance Committee                    MainStay Funds since 2006
           2007            (2004 to 2006)                              (21 funds); Director,
                                                                       MainStay VP Series Fund,
                                                                       Inc., since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Trustee, The
                           2004); Independent                          MainStay Funds since 2007
                           Consultant (1999 to 2000);                  (21 funds); Director,
                           Head of Global Funds,                       MainStay VP Series Fund,
                           Citicorp (1995 to 1999)                     Inc., since 2007 (23
                                                                       portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Director        Capital Management;                         since 2007 (3 funds);
JR.        since 2007      President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Trustee, The
                                                                       MainStay Funds since 2007
                                                                       (21 funds); Director,
                                                                       MainStay VP Series Fund,
                                                                       Inc., since 2006 (23
                                                                       portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Trustee, The
                           Managing Director and                       MainStay Funds since 1994
                           Advisor, The Carlyle Group                  (21 funds); Director,
                           (private investment firm)                   MainStay VP Series Fund,
                           (2002 to 2004); Senior                      Inc., since 2007 (23
                           Managing Director, Partner                  portfolios)
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    83

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Trustee, The
           Expert since    Associates, Inc.                            MainStay Funds since 2007
           2007            (consulting firm); Board                    (21 funds); Director,
                           member and Chairman of the                  MainStay VP Series Fund,
                           Board, Ygomi LLC                            Inc., since 1994 (23
                           (information and                            portfolios)
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Trustee, The
                                                                       MainStay Funds since 2007
                                                                       (21 funds); Director,
                                                                       MainStay VP Series Fund,
                                                                       Inc., since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., The MainStay Funds
                           and MainStay VP Series Fund, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2006            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc., The MainStay Funds and MainStay VP
                           Series Fund, Inc. (since 2005)
---------------------------------------------------------------------------------






84    MainStay ICAP Funds

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           The MainStay Funds, and MainStay VP Series Fund, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc., The MainStay Funds and
                           MainStay VP Series Fund, Inc. (2004 to 2006); Deputy
                           Chief Compliance Officer, New York Life Investment
                           Management LLC (2002 to 2003); Vice President and
                           Compliance Officer, Goldman Sachs Asset Management
                           (1999  to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2006      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc., The
                           MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2004); Chief Legal Officer--Mutual Funds and
                           Vice President and Corporate Counsel, The Prudential
                           Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    85

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

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
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
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                         ICAP Funds, Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-08850

NYLIM-AO14684         (RECYCLE LOGO)            MS308-08           MSIC11-12/08
                                                                              E1

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ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was not amended during the period covered by the report. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2008 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $124,428. The aggregate fees billed for the fiscal year ended December 31, 2007 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $75,000.

(b) Audit-Related Fees

The aggregate fees billed for the fiscal year ended October 31, 2008 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports. The aggregate fees billed for the fiscal year ended December 31, 2007 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,000. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $19,750 during the fiscal year ended October 31, 2008. The

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aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $11,450 during the fiscal year ended December 31, 2007. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for the fiscal year ended October 31, 2008 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended December 31, 2007 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were 0 hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributable to work performed by persons other than KPMG's full-time, permanent employees.

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(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2008 and December 31, 2007 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2008. The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $10,000 for the fiscal year ended December 31, 2007.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

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Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  Code of Ethics

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(c) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICAP FUNDS, INC.


By: /s/ Stephen P. Fisher
    -----------------------------------------
    STEPHEN P. FISHER
    President and Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    -----------------------------------------
    STEPHEN P. FISHER
    President and Principal Executive Officer

Date: January 8, 2009


By: /s/ Jack R. Benintende
    -----------------------------------------
    JACK R. BENINTENDE
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2009

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                                  EXHIBIT INDEX

(a)(1)   Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.